                               PURCHASE AGREEMENT

                                  by and among


                                AQUASOURCE, INC.

                                       and

                                   DQE, INC.,

                                on the one hand,

                                       and

                        PHILADELPHIA SUBURBAN CORPORATION

                                       and

                          AQUA ACQUISITION CORPORATION,

                                on the other hand


                            Dated as of July 29, 2002

                                TABLE OF CONTENTS

ARTICLE I PURCHASE AND SALE OF SHARES AND INTEGRATED ASSETS..............................................2
Section 1.1 Sale and Transfer of Shares and Integrated Assets............................................2
Section 1.2 The Purchase Price...........................................................................2
Section 1.3 Excluded Operations..........................................................................3
Section 1.4 Purchase Price Adjustment....................................................................5
Section 1.5 Working Capital Adjustment...................................................................7
ARTICLE II THE CLOSING...................................................................................9
Section 2.1 Closing......................................................................................9
Section 2.2 Closing Transactions.........................................................................9
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SELLER................................................10
Section 3.1 Organization and Qualification..............................................................10
Section 3.2 Subsidiaries................................................................................12
Section 3.3 Ownership and Possession of Shares; Capitalization; Ownership and
            Possession of Integrated Assets............................................................ 12
Section 3.4 Authority; Non-Contravention; Statutory Approvals; Compliance...............................13
Section 3.5 Financial Statements........................................................................15
Section 3.6 Absence of Certain Changes or Events........................................................16
Section 3.7 Litigation..................................................................................16
Section 3.8 Tax Matters.................................................................................18
Section 3.9 Employee Benefits; ERISA....................................................................19
Section 3.10 Labor and Employee Relations...............................................................21
Section 3.11 Environmental Matters......................................................................21
Section 3.12 No Breaches or Defaults....................................................................25
Section 3.13 Insurance..................................................................................26
Section 3.14 Brokers or Finders.........................................................................26
Section 3.15 Intellectual Property......................................................................26
Section 3.16 Change in Business Relationships...........................................................27
Section 3.17 Title to Property..........................................................................27
Section 3.18 Other Obligations..........................................................................28
Section 3.19 Water Quality..............................................................................28
Section 3.20 Limitation on Representations and Warranties...............................................28
ARTICLE IV INDEMNIFICATION..............................................................................29
Section 4.1 Indemnification Obligations.................................................................29
Section 4.2 Certain Definitions.........................................................................29
Section 4.3 Limitations on Indemnification..............................................................31
Section 4.4 Defense of Claims...........................................................................34
Section 4.5 Tax Indemnity...............................................................................38
Section 4.6 Certain Litigation Indemnification and Related Matters......................................40
Section 4.7 Certain Indemnification in Respect of Environmental Law.....................................41
ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE BUYER...................................................43
Section 5.1 Organization and Qualification..............................................................44

Section 5.2 Authority; Non-Contravention; Statutory Approvals; Compliance...............................44
Section 5.3 Litigation..................................................................................46
Section 5.4 Investigation by the Buyer; the Seller's Liability..........................................47
Section 5.5 Acquisition of Shares; Ability to Evaluate and Bear Risk....................................48
Section 5.6 Financing...................................................................................48
Section 5.7 Brokers or Finders..........................................................................48
ARTICLE VI CONDUCT OF BUSINESS PENDING THE CLOSING......................................................49
Section 6.1 Covenants of the Seller.....................................................................49
Section 6.2 Covenants of the Buyer......................................................................52
Section 6.3 Mutual Covenants of the Seller and the Buyer................................................53
ARTICLE VII ADDITIONAL AGREEMENTS.......................................................................53
Section 7.1 Access to Company Information and Cooperation...............................................53
Section 7.2 Regulatory Matters..........................................................................54
Section 7.3 Consents....................................................................................55
Section 7.4 Directors' and Officers' Indemnification....................................................55
Section 7.5 Public Announcements........................................................................56
Section 7.6 Workforce Matters...........................................................................56
Section 7.7 Employee Benefit Plans......................................................................58
Section 7.8 Tax Treatment...............................................................................59
Section 7.9 Allocation of Consideration.................................................................59
Section 7.10 Tax Returns................................................................................61
Section 7.11 Transfer Taxes.............................................................................61
Section 7.12 Financial Information......................................................................61
Section 7.13 Transition Services........................................................................62
Section 7.14 Update of the Seller Disclosure Schedule...................................................62
Section 7.15 Surety Bonds...............................................................................62
Section 7.16 Governmental Taking........................................................................64
Section 7.17 AquaSource Name............................................................................65
Section 7.18 General and Automobile Liability Insurance.................................................65
Section 7.19 Further Assurances.........................................................................66
ARTICLE VIII CONDITIONS.................................................................................66
Section 8.1 Conditions to Each Party's Obligation to Effect the Closing.................................66
Section 8.2 Conditions to Obligation of the Buyer to Effect the Closing.................................67
Section 8.3 Conditions to Obligation of the Seller to Effect the Closing................................68
ARTICLE IX TERMINATION..................................................................................69
Section 9.1 Termination.................................................................................69
Section 9.2 Effect of Termination.......................................................................71
ARTICLE X GENERAL PROVISIONS............................................................................71
Section 10.1 Survival of Obligations....................................................................71
Section 10.2 Amendment and Modification.................................................................71
Section 10.3 Extension; Waiver..........................................................................71
Section 10.4 Expenses...................................................................................72
Section 10.5 Notices....................................................................................72
Section 10.6 Entire Agreement; No Third Party Beneficiaries.............................................74
Section 10.7 Severability...............................................................................75

Section 10.8 Governing Law..............................................................................75
Section 10.9 Venue......................................................................................75
Section 10.10 Waiver of Jury Trial and Certain Damages..................................................75
Section 10.11 Assignment................................................................................76
Section 10.12 Interpretation............................................................................76
Section 10.13 No Specific Enforcement...................................................................76
Section 10.14 Counterparts; Effect......................................................................76

                            INDEX OF PRINCIPAL TERMS

Term                                                                                                           Page
Acquisition.......................................................................................................1
Adjusted Purchase Price...........................................................................................3
Adjustment Schedule..............................................................................................59
Affected Employees...............................................................................................57
Agreement.........................................................................................................1
Allocation Dispute Notice........................................................................................60
Assignment and Assumption Agreement..............................................................................10
Assumed Defense..................................................................................................38
Audit............................................................................................................40
Base Purchase Price...............................................................................................3
Bill of Sale......................................................................................................9
Business Employees...............................................................................................19
Business Plan....................................................................................................49
Buyer.............................................................................................................1
Buyer Disclosure Schedule........................................................................................44
Buyer Indemnifiable Loss.........................................................................................29
Buyer Indemnitee.................................................................................................29
Buyer Material Adverse Effect....................................................................................44
Buyer Required Consents..........................................................................................45
Buyer Required Statutory Approvals...............................................................................45
Buyer SEC Reports................................................................................................46
Buyer Subsidiary.................................................................................................44
CERCLA...........................................................................................................23
CERCLIS..........................................................................................................24
Class B Stock Litigation.........................................................................................40
Closing...........................................................................................................9
Closing Date......................................................................................................9
COBRA............................................................................................................57
Code 18
Company..........................................................................................................11
Company Financial Statements.....................................................................................16
Company Indemnified Parties......................................................................................55
Company Indemnified Party........................................................................................55
Company Material Adverse Effect..................................................................................11
Company Plans....................................................................................................19
Company Subsidiaries.............................................................................................11
Condemnation Proceeding..........................................................................................64
Confidentiality Agreement........................................................................................54
Contracts........................................................................................................26
December 31, 2001 Balance Sheet..................................................................................16
Deficiency........................................................................................................7
Development.......................................................................................................1

Term                                                                                                           Page
Development Shares................................................................................................1
Direct Claim.....................................................................................................37
DQE ..............................................................................................................1
Encumbrances......................................................................................................9
Environmental Laws...............................................................................................24
Environmental Whitepaper.........................................................................................21
ERISA............................................................................................................19
ERISA Affiliate..................................................................................................19
Estimated Adjusted Purchase Price.................................................................................6
Estimated Working Capital Adjustment..............................................................................8
Excepted Liabilities.............................................................................................30
Excess............................................................................................................7
Exchange Act.....................................................................................................15
Excludable Operations.............................................................................................4
Excluded Assets..................................................................................................53
Final Allocation Schedule........................................................................................60
Final Closing Statement...........................................................................................6
Final Order......................................................................................................66
Final Purchase Price..............................................................................................3
Final Working Capital Closing Statement...........................................................................8
First Party Environmental Claim..................................................................................42
GAAP ............................................................................................................15
Governmental Authority...........................................................................................14
Hawaii Operations.................................................................................................4
Hazardous Substances.............................................................................................24
HSR Act..........................................................................................................54
Indemnifiable Loss...............................................................................................30
Indemnified Liabilities..........................................................................................30
Indemnity Basket.................................................................................................32
Indemnity Cap....................................................................................................32
Indemnity Period.................................................................................................29
Integrated Assets.................................................................................................2
Integrated Liabilities............................................................................................2
Intellectual Property Rights.....................................................................................27
JPT Litigation...................................................................................................40
June 30, 2002 Balance Sheet......................................................................................16
Kentucky Operations...............................................................................................4
knowledge........................................................................................................11
Net Inside Tax Basis.............................................................................................19
New Jersey Operations.............................................................................................4
North System Condemnation........................................................................................64
Northeast Operations..............................................................................................4
NPL .............................................................................................................23
Party.............................................................................................................1

Term                                                                                                           Page
Pending Litigation Matter........................................................................................38
Permitted Encumbrances............................................................................................9
Permitted Financial Impact.......................................................................................11
Person...........................................................................................................11
Post-Closing Rate Initiative......................................................................................6
Pre-Closing Environmental Liability..............................................................................42
Pre-Closing Violation or Contamination...........................................................................42
Pre-Existing Actions.............................................................................................43
Pre-Existing Release.............................................................................................43
Pre-Existing Violation...........................................................................................43
Properties.......................................................................................................42
PSC  1
Purchase Price....................................................................................................3
Release..........................................................................................................25
Representatives..................................................................................................47
Reynolds..........................................................................................................1
Reynolds Shares...................................................................................................1
SEC  15
Section 7.7(b) Agreement.........................................................................................59
Securities Act....................................................................................................9
Seller............................................................................................................1
Seller Disclosure Schedule.......................................................................................10
Seller Indemnifiable Loss........................................................................................29
Seller Indemnitee................................................................................................29
Seller Required Consents.........................................................................................14
Seller Required Statutory Approvals..............................................................................14
Seller SEC Reports...............................................................................................15
Shares............................................................................................................1
Straddle Period..................................................................................................38
Subsidiary.......................................................................................................12
Target Amounts....................................................................................................4
Tax  19
Tax Claim........................................................................................................39
Tax Return.......................................................................................................19
Termination Date.................................................................................................69
Third Party Claim................................................................................................34
Utility...........................................................................................................1
Utility Preferred Shares..........................................................................................1
Utility Shares....................................................................................................1
Violation........................................................................................................14
WARN Act.........................................................................................................57
Working Capital Adjustment........................................................................................7
Working Capital Deficiency........................................................................................8
Working Capital Excess............................................................................................8

                               PURCHASE AGREEMENT

     This Purchase Agreement, dated as of July 29, 2002 (this "Agreement"), is entered into by and among AquaSource, Inc., a Delaware corporation (the "Seller"), and DQE, Inc., a Pennsylvania corporation ("DQE"), on the one hand, and Philadelphia Suburban Corporation, a Pennsylvania corporation ("PSC"), and Aqua Acquisition Corporation, a Pennsylvania corporation ("Acquisition" and, together with PSC, the "Buyer"), on the other hand (each of the Seller, DQE, PSC and Acquisition, a "Party", and collectively, the "Parties").

                  WHEREAS, the Seller owns all of the issued and outstanding shares of common stock (the "Utility Shares") of AquaSource Utility, Inc., a Texas corporation ("Utility") and 90 of the 100 outstanding shares of preferred stock of Utility (the "Utility Preferred Shares"); and

                  WHEREAS, the Seller owns all of the issued and outstanding shares of common stock (the "Development Shares") of AquaSource Development Company, a Texas corporation ("Development"); and

                  WHEREAS, the Seller owns all of the issued and outstanding shares of common stock (the "Reynolds Shares") of The Reynolds Group, Inc., an Indiana corporation ("Reynolds"); and

                  WHEREAS, the Seller owns, directly or indirectly, all of the Integrated Assets (as defined in Section 1.1) which are not held by Utility, Development or Reynolds but are integrated with the business and/or operations of Utility, Development or Reynolds; and

                  WHEREAS, each of the Boards of Directors of PSC, Acquisition, DQE and the Seller has approved, and deems it advisable and in the best interests of its respective shareholders to consummate, the acquisition by PSC of Utility, Development, Reynolds and by Acquisition of the Integrated Assets, which acquisition is to be effected by the purchase of (i) the Utility Shares, the Utility Preferred Shares, the Development Shares and the Reynolds Shares (collectively, the "Shares") by PSC and (ii) all of the Integrated Assets by Acquisition upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the Parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I
                PURCHASE AND SALE OF SHARES AND INTEGRATED ASSETS

     Section 1.1 Sale and Transfer of Shares and Integrated Assets.

         (a) Subject to the terms and conditions of this Agreement, on the Closing Date (as defined in Section 2.1), (i) the Seller agrees to sell, convey, assign, transfer and deliver to PSC (or to such Buyer Subsidiary (as defined in Section 5.1) as PSC may designate in writing within forty-five (45) calendar days of the date hereof), and PSC agrees to purchase and accept (or cause such Buyer Subsidiary to purchase and accept) from the Seller, all of the Seller's rights, title and interest in and to the Shares, (ii) the Seller agrees to sell, convey, assign, transfer and deliver, or cause to be sold, conveyed, assigned, transferred and delivered, to Acquisition (or to such other Buyer Subsidiary as PSC may designate in writing within forty-five (45) calendar days of the date hereof), and Acquisition agrees to purchase and accept (or PSC agrees to cause such other Buyer Subsidiary to purchase and accept) from the Seller, or one or more Subsidiaries (as defined in Section 3.2) of the Seller, all of the Seller's, and any Subsidiary of the Seller's, rights, title and interest in and to the Integrated Assets, and (iii) except as otherwise provided in this Agreement, Acquisition agrees to assume and discharge (or PSC agrees to cause any other Buyer Subsidiary that purchases the Integrated Assets to assume and discharge) when due, without recourse to the Seller or any Subsidiary of the Seller, in accordance with the respective terms and subject to the respective conditions thereof, all of the Integrated Liabilities (as defined below).

         (b) The "Integrated Assets" shall mean all of those assets set forth in
Section 1.1 of the Seller Disclosure Schedule (as defined in Section 3.1).

         (c) The "Integrated Liabilities" shall mean (i) all of the performance obligations of the Seller and any Subsidiary of the Seller which relate to the Contracts included among the Integrated Assets, and (ii) all of the liabilities of the Seller and any Subsidiary of the Seller, direct or indirect, known or unknown, absolute or contingent, which relate to the Contracts included among the Integrated Assets and which arise on or after the Closing Date (as defined in Section 2.1).

     Section 1.2 The Purchase Price.

         (a) Subject to the terms and conditions of this Agreement, on the Closing Date, in consideration of (i) the aforesaid sale, conveyance, assignment, transfer and delivery to PSC (or such Buyer Subsidiary as PSC may designate pursuant to Section 1.1) of the Shares, and (ii) the aforesaid sale, conveyance, assignment, transfer and delivery to Acquisition (or such other Buyer Subsidiary as PSC may designate pursuant to Section 1.1) of the Integrated

Assets and Integrated Liabilities, PSC shall pay to the Seller an amount of cash equal to Two Hundred Five Million Dollars ($205,000,000) (subject to any adjustments to the Purchase Price contemplated by this Article I, the "Purchase Price").

         (b) Subject to the terms and conditions of this Agreement, the Purchase Price shall be determined as of Closing Date in accordance with the following steps, subject to additional adjustment, post-Closing, pursuant to the post-Closing procedures that are specifically contained in this Article I:

                  (i) start with the Base Purchase Price, derived as follows: the "Base Purchase Price" shall mean the amount of $205,000,000, subject to reduction to the extent that any of the Excludable Operations (as defined in Section 1.3) are excluded from the transaction in accordance with the provisions of Section 1.3;

                  (ii) adjust the Base Purchase Price in the manner contemplated by Section 1.4 and Exhibit 1.4, subject to all limitations on any such adjustments contained in Section 1.4 and Exhibit 1.4, and subject to any adjustments to the Target Amounts (as defined in Section 1.3) contemplated by Section 1.3, to determine the Adjusted Purchase Price (the "Adjusted Purchase Price"); and

                  (iii) further adjust the resulting Adjusted Purchase Price by the Working Capital Adjustment (as defined in Section 1.5), as contemplated by Section 1.5, subject to all limitations on any such adjustments contained in that Section 1.5 to determine the Final Purchase Price (the "Final Purchase Price").

     Section 1.3 Excludable Operations. In accordance with the following procedure, the Base Purchase Price shall be reduced, as applicable.

         (a) The parties agree that the Seller may elect, by delivering a written notice to the Buyer, no later than forty-five (45) calendar days from the date hereof, to treat any of the following assets of the Company as Excluded Assets (as defined in Section 6.3): (i) those assets of the Seller, Utility, Development, Reynolds or any Company Subsidiary associated with or related to the Company's operations in Hawaii (the "Hawaii Operations"), (ii) those assets of the Seller, Utility, Development, Reynolds or any Company Subsidiary associated with or related to the Company's operations in Connecticut and New York (the "Northeast Operations"), (iii) those assets of the Seller, Utility, Development, Reynolds or any Company Subsidiary associated with or related to the Company's operations in New Jersey (the "New Jersey Operations"), or (iv) those assets of the Seller, Utility, Development, Reynolds or any Company Subsidiary associated with or related to the Company's operations in Kentucky

(the "Kentucky Operations"). Following any such election, the Hawaii Operations and/or the Northeast Operations and/or the New Jersey Operations and/or the Kentucky Operations, as the case may be, shall be listed on Section 6.3 of the Seller Disclosure Schedule and shall be treated, for all purposes under this Agreement, as Excluded Assets.

         (b) As used in this Agreement, the term "Excludable Operations" means the Hawaii Operations, the Northeast Operations, the New Jersey Operations and the Kentucky Operations. The Seller's election to treat any one or more of the above referenced Excludable Operations as Excluded Assets will result in a reduction to the Base Purchase Price equal to such amounts for such Excludable Operations as PSC and the Seller may mutually agree.

         (c) In the event that the Seller elects to treat one or more of the above-referenced Excludable Operations as Excluded Assets, then each of the target amounts that are taken into consideration in determining the Adjusted Purchase Price as contemplated by Section 1.4 (collectively, the "Target Amounts"), including those in respect of Customer Connections (as defined in
Exhibit 1.4), Rate Base (as defined in Exhibit 1.4), ConOps Revenue (as defined in Exhibit 1.4), and Rate Initiatives (as defined in Exhibit 1.4), shall be reduced to the extent of and so as to reflect the effects of any election made by the Seller to treat any of the Excluded Operations as Excluded Assets pursuant to Section 1.3, as contemplated by Schedules 1.4(a), (b), (c) and (d) of Exhibit 1.4. For example, the total target Rate Base is $240,000,000 and the target Customer Connection number at October 31, 2003 is 145,615, as shown on
Schedule 1.4(b) and 1.4(a) of Exhibit 1.4, respectively. In the event that the Hawaii Operations are elected by Seller to be treated as an Excluded Asset, then the targets would need to be adjusted accordingly. Specifically, based on this example, the total Rate Base target would be reduced by $6,925,000 consistent with the amount attributable to the Hawaii Operations resulting in a revised target Rate Base of $233,075,000 instead of $240,000,000. Similarly, assuming a Closing on October 31, 2003, the total Customer Connection target would be reduced by the 513 connections projected to be attributable to the Hawaii Operations as of that date resulting in a revised Customer Connection target of 145,102 instead of the total 145,615. The new target numbers (reflecting the exclusion of the Hawaii Operations) would then be used to determine the Adjusted Purchase Price as contemplated by Section 1.4.

         (d) In the event that a Condemnation Proceeding results in a governmental taking or settlement in lieu thereof of all or part of one or more of the Company's Investor Owned Utility (IOU) systems, then the Target Amounts shall be reduced to reflect the effects of any such governmental taking or settlement in such manner as the parties may mutually agree or such amount as is determined pursuant to this Section 1.3(d). No later than thirty (30) calendar days following any such governmental taking or settlement, the Seller shall deliver to PSC the Seller's proposed adjustments to the Target Amounts as a result of such government taking or settlement. Following the delivery of such notice, if the Seller and PSC are unable to agree within thirty (30) calendar days following PSC's receipt of the Seller's proposed adjustment in respect thereof, the Seller and the Buyer shall appoint a nationally recognized accounting firm mutually acceptable to each of the Seller and the Buyer, which shall, at the Seller's and the Buyer's joint expense, review the governmental taking or settlement and all adjustments to the Target Amounts proposed in respect thereof and make a final determination with respect to such adjustment within thirty (30) calendar days of such appointment. The Seller and the Buyer agree to cooperate with such accounting firm and provide it with such information as it reasonably requests to enable it to make such determination. The finding of such accounting firm shall be binding on the parties hereto.

     Section 1.4 Purchase Price Adjustment. The Base Purchase Price (as adjusted by Section 1.3) shall be adjusted using the individual Target Amounts as described in Exhibit 1.4 to establish the Adjusted Purchase Price, provided, however, that in no event shall the sum of these Target Amounts in determining the Adjusted Purchase Price pursuant to this Section 1.4 cause the Base Purchase Price to be reduced by an amount greater than $25,000,000 or to be increased by an amount greater than $10,000,000. For the avoidance of doubt, if the cumulative adjustments resulting from this Section 1.4 would result in reducing the Base Purchase Price by an amount that is greater than $25 million, the Adjusted Purchase Price shall equal the Base Purchase Price less $25 million; and if the cumulative adjustments contemplated by this Section 1.4 would result in increasing the Base Purchase Price by an amount that is greater than $10 million, then the Adjusted Purchase Price shall equal the Base Purchase Price plus $10 million. In addition, the Parties recognize and agree that the Working Capital Adjustment contemplated by Section 1.5 is separate and apart from the adjustments contemplated by this Section 1.4 and, as such, is neither increased nor decreased or affected in any way by the limitations on adjustments contained in this Section 1.4

         (a) At least ten (10) calendar days prior to the Closing Date, the Seller shall prepare and deliver to the Buyer in good faith its estimate of the Adjusted Purchase Price, if any (the "Estimated Adjusted Purchase Price") showing the individual and cumulative effect of all adjustments contemplated by this Section 1.4 for Buyer's review and comment. At the Closing, the Purchase Price shall be adjusted to reflect the Estimated Adjusted Purchase Price, subject to further adjustment post-Closing as contemplated by Section 1.4(b).

         (b) Within thirty (30) calendar days following the Closing Date (or if on the Closing Date the Company shall not yet have received a Final Order approving the Planned Rate Initiative (as defined in Exhibit 1.4) that is not yet filed on the date of this Agreement and that is budgeted to exceed 10% of the Target Amount for Rate Initiatives, then within thirty (30) calendar days following the date that such Final Order is received but in no event later than April 10, 2004), the Seller shall prepare and deliver to the Buyer in good faith a Final Closing Statement setting forth the Adjusted Purchase Price as finally determined by the Seller in accordance with this Section 1.4 (the "Final Closing Statement"). For purposes of the Final Closing Statement, the Planned Rate Initiative that is not yet filed on the date of this Agreement and that is budgeted to exceed 10% of the Target Amount for Rate Initiatives that has received a Final Order after the Closing Date but prior to March 30, 2004 (a "Post-Closing Rate Initiative") shall be treated for purposes of determining "Adjustment #4 regarding Rate Initiatives" as contemplated on Exhibit 1.4 as if such Planned Rate Initiative had occurred prior to Closing. Within fifteen (15) calendar days following the Buyer's receipt of the Final Closing Statement, the Buyer may object in good faith to the Adjusted Purchase Price in writing. In the event of any such objection, the Buyer and the Seller shall attempt to resolve their differences by negotiation. If such parties are unable to do so within thirty (30) calendar days following Seller's receipt of the Buyer's objection, the Seller and the Buyer shall appoint a nationally recognized accounting firm mutually acceptable to each of the Seller and the Buyer, which shall, at the Seller's and the Buyer's joint expense, review the Final Closing Statement and determine the Adjusted Purchase Price within thirty (30) calendar days of such appointment. The Seller and the Buyer agree to cooperate with such accounting firm and provide it with such information as it reasonably requests to enable it to make such determination. The finding of such accounting firm shall be binding on the parties hereto. Upon determination by agreement of the Seller and the Buyer or by binding determination of said accounting firm of the Adjusted Purchase Price, (i) if the Adjusted Purchase Price exceeds the Estimated Adjusted Purchase Price (such excess amount, the "Deficiency"), the Buyer shall pay to the Seller the Deficiency, or (ii) if the Estimated Adjusted Purchase Price exceeds the Adjusted Purchase Price (such excess amount, the "Excess"), the Seller shall pay to the Buyer the Excess. Any portion of any Deficiency or Excess owed hereunder shall be paid to the Party or Parties owed the same by the Party or Parties owing the same by wire transfer in immediately available funds to an account designated by the Party or Parties owed the same no later than five (5) business days following the determination by agreement of the Seller and the Buyer or by binding determination of said accounting firm of the Adjusted Purchase Price, and such excess or deficiency payment shall be accompanied by an additional payment of interest, calculated with a 4% annual interest rate from the date of Closing to the date of payment under this provision (except that any amount payable resulting from the Post-Closing Rate Initiative shall be disregarded for purposes of calculating such interest payment).

     Section 1.5 Working Capital Adjustment. The Adjusted Purchase Price shall be adjusted to determine the Final Purchase Price, as contemplated by this

Section 1.5, provided, however, that in no event, shall the increase in the Adjusted Purchase Price resulting from any adjustment contemplated by this
Section 1.5 exceed the amount of $10,000,000, and provided, further, that for the purposes of calculating current assets as contemplated by Section 1.5(a), the Company's unbilled revenues entitled to be considered in any such calculation shall not exceed the amount of $3,000,000. Notwithstanding the foregoing, the Buyer shall waive the foregoing cap on unbilled revenues if, and to the extent that, the Seller has been impacted by documented billing delays that have prohibited certain unbilled revenues from being billed to customers in a timely fashion consistent with past practice.

         (a) The Adjusted Purchase Price shall be adjusted by an amount of dollars, positive or negative, as the case may be, equal to the net amount of
(i) the aggregate amount of the current liabilities of the Company (incurred in the ordinary course of business consistent with past practice), including, but not limited to, accounts payable owed by the Company to any unaffiliated third party as of the Closing Date, excluding any accrued Taxes that are to be paid by the Seller pursuant to this Agreement, and (ii) the aggregate amount of current assets of the Company (incurred in the ordinary course of business consistent with past practice), including, but not limited to, accounts receivable owed by any unaffiliated third party as of the Closing Date, but excluding any monies held in escrow pursuant to Section 7.16 (such net amount, the "Working Capital Adjustment"). At least ten (10) calendar days prior to the Closing Date, the Seller shall prepare and deliver to the Buyer in good faith its estimate of the Working Capital Adjustment, if any (the "Estimated Working Capital Adjustment") showing the individual and cumulative effect of all adjustments contemplated by this Section 1.5 for Buyer's review and comment. At the Closing, the Adjusted Purchase Price shall be adjusted to reflect the Estimated Working Capital Adjustment, subject to further adjustment post-Closing as contemplated by
Section 1.5(b).

         (b) Within thirty (30) calendar days following the Closing Date, the Seller shall prepare and deliver to the Buyer in good faith a final closing statement setting forth the Working Capital Adjustment in accordance with this Section (the "Final Working Capital Closing Statement"). Within thirty (30) calendar days following the Buyer's receipt of the Final Working Capital Closing Statement, the Buyer may object in good faith to the Working Capital Adjustment in writing. In the event of any such objection, the Buyer and the Seller shall attempt to resolve their differences by negotiation. If such parties are unable to do so within thirty (30) calendar days following Seller's receipt of the Buyer's objection, the Seller and the Buyer shall appoint a nationally recognized accounting firm mutually acceptable to each of the Seller and the Buyer, which shall, at the Seller's and the Buyer's joint expense, review the Final Working Capital Closing Statement and determine the Working Capital Adjustment, if any, within thirty (30) calendar days of such appointment. The

Seller and the Buyer agree to cooperate with such accounting firm and provide it with such information as it reasonably requests to enable it to make such determination. The finding of such accounting firm shall be binding on the parties hereto. Upon determination by agreement of the Seller and the Buyer or by binding determination of said accounting firm of the Working Capital Adjustment, (i) if the Working Capital Adjustment exceeds the Estimated Working Capital Adjustment (such excess amount, the "Working Capital Deficiency"), the Buyer shall pay to the Seller the Working Capital Deficiency, or (ii) if the Estimated Working Capital Adjustment exceeds the Working Capital Adjustment (such excess amount, the "Working Capital Excess"), the Seller shall pay to the Buyer the Working Capital Excess. Any portion of any Working Capital Deficiency or Working Capital Excess owed hereunder shall be paid to the Party or Parties owed the same by the Party or Parties owing the same by wire transfer in immediately available funds to an account designated by the Party or Parties owed the same no later than five (5) business days following the determination by agreement of the Seller and the Buyer or by binding determination of said accounting firm of the Working Capital Adjustment, and such payment shall be accompanied by an additional payment of interest, calculated with a 4% annual interest rate from the date of Closing to the date of payment under this provision.

                                   ARTICLE II
                                   THE CLOSING

     Section 2.1 Closing. The consummation of the sale and transfer of the Shares and the Integrated Assets as contemplated by Section 1.1 (the "Closing") shall take place at the Washington, D.C. office of Skadden, Arps, Slate, Meagher & Flom LLP at 10:00 a.m., local time, on the fifth (5th) business day immediately following the date on which the last of the conditions set forth in
Article VIII hereof is fulfilled or waived, or at such other time, date and place as the Seller and the Buyer shall mutually agree (the "Closing Date").

     Section 2.2 Closing Transactions. At the Closing:

                  (a) (i) The Seller shall deliver to PSC (or such Buyer Subsidiary as PSC may designate pursuant to Section 1.1) free and clear of any liens, claims, security interests and other encumbrances of any nature whatsoever (collectively, "Encumbrances"), except for those Encumbrances arising under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws and those Encumbrances created by this Agreement or PSC (or such Buyer Subsidiary as PSC may designate pursuant to Section 1.1) (collectively, "Permitted Encumbrances"), certificates representing the Shares, each such certificate to be duly and validly endorsed in favor of PSC (or such Buyer Subsidiary as PSC may designate pursuant to Section 1.1) or accompanied by a separate stock power duly and validly executed by the Seller and otherwise sufficient to vest in PSC (or such Buyer Subsidiary as PSC may designate pursuant to Section 1.1) good title to the Shares;

                  (ii) The Seller shall deliver to Acquisition (or such other Buyer Subsidiary as PSC may designate pursuant to Section 1.1): (i) one or more bills of sale duly executed by the Seller or a Subsidiary of the Seller, in the form attached hereto as Exhibit 2.2(a)(ii)(i) (each, a "Bill of Sale") selling, assigning, conveying, transferring and delivering to Acquisition (or such other Buyer Subsidiary as PSC may designate pursuant to Section 1.1), free and clear of any Encumbrances (except for Permitted Encumbrances), the Integrated Assets, and (ii) an assignment and assumption agreement, in the form attached hereto as
         Exhibit 2.2(a)(ii)(ii) (the "Assignment and Assumption Agreement"), duly executed by the Seller; and

                  (iii) The Seller shall deliver to PSC (or such Buyer Subsidiary as PSC may designate pursuant to Section 1.1) or to Acquisition (or such other Buyer Subsidiary as PSC may designate pursuant to Section 1.1), as the case may be, such other documents as are required to be delivered by the Seller to PSC, Acquisition or such other Buyer Subsidiary, as the case may be, pursuant hereto.

         (b) PSC shall deliver, or cause to be delivered, to the Seller (i) the Purchase Price, by wire transfer in immediately available funds to an account designated by the Seller prior to Closing, (ii) the Assignment and Assumption Agreement, duly executed by Acquisition (or such other Buyer Subsidiary as PSC may designate pursuant to Section 1.1), assuming and agreeing to discharge when due, without recourse to the Seller, or any Subsidiary of the Seller, in accordance with the respective terms and subject to the respective conditions thereof, all of the Integrated Liabilities, and (iii) such other documents as are required to be delivered by PSC, Acquisition or such other Buyer Subsidiary, as the case may be, to the Seller pursuant hereto.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller represents and warrants to the Buyer as follows:

     Section 3.1 Organization and Qualification.

         (a) Except as set forth in Section 3.1(a) of the schedule delivered by the Seller to the Buyer on the date hereof and attached to this Agreement (the

"Seller Disclosure Schedule"): (i) the Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware, (ii) Utility, Development and Reynolds and each Company Subsidiary (as defined in Section 3.1(c)) is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all requisite power and authority to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary other than in such jurisdictions where the failure to be in good standing or be so qualified is not reasonably likely to have a Company Material Adverse Effect (as defined below), and (iii) each Company Subsidiary has received from its respective state or county regulatory authority the requisite authorization to own utility assets or stock and to provide water or wastewater utility service in the area in which such Company Subsidiary is currently providing water or wastewater utility service, except for such failures to have such authorizations as are not reasonably likely, individually or in the aggregate, to have a Company Material Adverse Effect.

         (b) As used in this Agreement, the term "Company Material Adverse Effect" shall mean any material adverse effect on the business, assets, financial condition or results of operations of the Company (as defined below), taken as a whole, totaling in each instance $1,000,000 for all purposes hereunder except for Sections 3.11 and 3.19, and $500,000 for purposes of Sections 3.11 and 3.19; provided, however, that for all purposes hereunder the term "Company Material Adverse Effect" shall not include (i) any such effect resulting from any change in law, rule, or regulation of any Governmental Authority (as defined in Section 3.4(c)) that applies generally to similarly situated Persons (as defined below), (ii) effects relating to or resulting from general changes in the industries in which the Company operates its assets or conducts its businesses or (iii) the direct financial impact on the Company of any change in the Rate Base, Customer Connections, Rate Initiatives or ConOps Revenue, or the composition of the Excluded Assets, that is taken into account under Article I, as applicable, as an adjustment to the Purchase Price to the extent that any such change would result in a permissible adjustment to the Purchase Price, given all applicable limitations on any such adjustments, under
Article I, as applicable (a "Permitted Financial Impact").

         (c) As used in this Agreement, (i) the term "Company" shall mean, collectively, Utility, Development and Reynolds, the Company Subsidiaries (as defined below) and the Integrated Assets, but shall at all times exclude the Excluded Assets, (ii) the term "knowledge" when referring to the knowledge of the Seller shall mean the knowledge of an officer of the Seller, Utility,

Development, Reynolds or a Company Subsidiary, (iii) the term "Person" shall mean any natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or entity of any kind, (iv) the term "Company Subsidiaries" shall mean, collectively, the Subsidiaries of Utility, Development and Reynolds and (v) for the purposes of this Article III, the term "Seller" shall include, with respect to the Integrated Assets and Integrated Liabilities, the Seller and its Subsidiaries and all references to the Seller shall be read as if qualified by the phrase "(in respect of the Company)."

     Section 3.2 Subsidiaries. Section 3.2 of the Seller Disclosure Schedule sets forth a complete list of all of the Company Subsidiaries and their respective jurisdictions of incorporation or organization. Except as set forth in Section 3.2 of the Seller Disclosure Schedule, all of the issued and outstanding shares of capital stock of each Company Subsidiary are validly issued, fully paid and nonassessable, and are owned, directly or indirectly, by Utility, Development or Reynolds, as the case may be, free and clear of any Encumbrances, except for Permitted Encumbrances. As used in this Agreement, the term "Subsidiary" of a Person shall mean any corporation or other entity (including partnerships and other business associations) of which at least a majority of the voting power represented by the outstanding capital stock or other voting securities or interests having voting power under ordinary circumstances to elect directors or similar members of the governing body of such corporation or entity (or, if there are no such voting interests, 50% or more of the equity interests in such corporation or entity) shall at the time be held, directly or indirectly, by such Person.

     Section 3.3 Ownership and Possession of Shares; Capitalization; Ownership and Possession of Integrated Assets.

         (a) As of the date hereof, (i) the authorized capital stock of Utility consists of 100 shares of common stock and 100 shares of preferred stock, (ii) 100 shares of such common stock are issued and outstanding and 100 shares of preferred stock are issued and outstanding, (iii) the Utility Shares represent all such issued and outstanding shares of such common stock and the Utility Preferred Shares represent 90% of all such issued and outstanding share of such preferred stock, and (iv) all Utility Shares and all Utility Preferred Shares are validly issued, fully paid and nonassessable.

         (b) As of the date hereof, (i) the authorized capital stock of Development consists of 1000 shares of common stock, (ii) 1000 shares of such common stock are issued and outstanding, (iii) the Development Shares represent all such issued and outstanding shares of such common stock, and (iv) all Development Shares are validly issued, fully paid and nonassessable.

         (c) As of the date hereof, (i) the authorized capital stock of Reynolds consists of 1000 shares of common stock, (ii) 1000 shares of such common stock are issued and outstanding, (iii) the Reynolds Shares represent all such issued and outstanding shares of such common stock, and (iv) all Reynolds Shares are validly issued, fully paid and nonassessable.

         (d) All of the Shares are owned, directly or indirectly, by the Seller free and clear of any Encumbrances, except for Permitted Encumbrances. Except as set forth in Section 3.3(d) of the Seller Disclosure Schedule, there are no options, warrants, calls, rights, commitments or agreements of any character to which the Seller, Utility, Development or Reynolds, or any Company Subsidiary, is a party or by which it is bound obligating the Seller, Utility, Development or Reynolds, or any Company Subsidiary, to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of Utility, Development or Reynolds, or any Company Subsidiary, or obligating the Seller, Utility, Development or Reynolds, or any Company Subsidiary, to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. All of the Integrated Assets are owned, directly or indirectly, by the Seller free and clear of any Encumbrances, except for Permitted Encumbrances.

         (e) As of the date hereof, the authorized capital stock and the number of issued and outstanding shares of capital stock for each Company Subsidiary are listed on Section 3.3(e) of the Seller Disclosure Schedule.

     Section 3.4 Authority; Non-Contravention; Statutory Approvals; Compliance.

         (a) Authority. The Seller has all requisite corporate power and authority to (i) enter into this Agreement and (ii) subject to the receipt of the applicable Seller Required Statutory Approvals (as defined in Section 3.4(c)) and the applicable Seller Required Consents (as defined in Section 3.4(b)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by the Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Seller. No vote of, or consent by, the holders of any class or series of stock issued by the Seller or any Subsidiary of the Seller that has not already been obtained is necessary to authorize the execution and delivery by the Seller of this Agreement or the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller and, assuming the due authorization, execution and delivery hereof by the Buyer, constitutes the valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (b) Non-Contravention. Except as set forth in Section 3.4(b)(i) of the Seller Disclosure Schedule, the execution and delivery of this Agreement by the Seller does not, and the consummation of the transactions contemplated hereby will not, violate or result in a material breach of any provision of, constitute a material default (with or without notice or lapse of time or both) under, result in the termination or modification of, accelerate the performance required by, result in a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or result in the creation of any material Encumbrance, except for Permitted Encumbrances, upon any of the properties or assets of the Company or the Seller (in respect of the Company) (any such violation, breach, default, right of termination, modification, cancellation or acceleration, loss or creation, is referred to herein as a "Violation" with respect to the Seller and the Company and such term when used in Article V has a correlative meaning with respect to the Buyer) pursuant to any provisions of (i) the articles of incorporation, by-laws or similar governing documents of the Seller, Utility, Development or Reynolds, or any Company Subsidiary, (ii) subject to obtaining the Seller Required Statutory Approvals (as defined in Section 3.4(c)), any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to the Seller, the Company or any of their respective properties or assets, or (iii) subject to obtaining the third-party consents set forth in Section 3.4(b)(iii) of the Seller Disclosure Schedule (the "Seller Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Seller, Utility, Development or Reynolds, or any Company Subsidiary, is a party or by which they or any of their respective properties or assets may be bound or affected, except in the case of clause (ii) or (iii) for any such Violation which is not reasonably likely to have a Company Material Adverse Effect.

         (c) Statutory Approvals. Except as described in Section 3.4(c) of the Seller Disclosure Schedule (the "Seller Required Statutory Approvals"), no declaration, filing or registration with, or notice to or authorization, consent or approval of, any court, federal, state, local or foreign governmental or regulatory body (including a national securities exchange or other self-regulatory body) or authority (each, a "Governmental Authority") is necessary for the execution and delivery of this Agreement by the Seller or the consummation by the Seller of the transactions contemplated hereby, except those which the failure to obtain is not reasonably likely to result in a Company Material Adverse Effect (it being understood that references in this Agreement to "obtaining" such Seller Required Statutory Approvals shall mean (i) making such declarations, filings or registrations; (ii) giving such notices; (iii) obtaining such authorizations, consents or approvals; (iv) having such waiting periods expire as are necessary to avoid a violation of law); and (v) having any applicable appeals period expire without any appeal being filed, or if such an appeal is filed, such appeal is fully and finally dismissed without the opportunity for further appeal.

         (d) Compliance. Except as set forth in Section 3.4(d)(i), Section 3.7,
Section 3.10 or Section 3.11 of the Seller Disclosure Schedule, neither the Seller, Utility, Development nor Reynolds, nor any Company Subsidiary, is in violation of, is currently being charged with any violation of, or to the knowledge of Seller, is under investigation with respect to any violation of, any law, statute, order, rule, regulation, ordinance, tariff, rate or judgment of any Governmental Authority, except for possible violations which are not reasonably likely to have a Company Material Adverse Effect or to prevent, materially delay or materially impair the ability of the Seller to consummate the transactions contemplated by this Agreement. Except as set forth in Section 3.4(d)(ii) or Section 3.12 of the Seller Disclosure Schedule or as disclosed in the Seller SEC Reports (as defined below) filed prior to the date hereof, the Seller, Utility, Development and Reynolds, and each Company Subsidiary, have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted except those that the absence of which are not reasonably likely to have a Company Material Adverse Effect or to prevent, materially delay or materially impair the ability of the Seller to consummate the transactions contemplated by this Agreement. Except as set forth in Section 3.4(d)(iii) of the Seller Disclosure Schedule, neither the Seller, Utility, Development nor Reynolds, nor any Company Subsidiary, is in breach or violation of any term or provision of their respective articles of incorporation or by-laws. As used in this Agreement, the term "Seller SEC Reports" shall mean each report, schedule, registration statement and definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") by DQE since December 31, 1999, pursuant to the requirements of the Securities Act, or the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Section 3.5 Financial Statements. True and complete copies of the Company Financial Statements (as defined below) are set forth in Section 3.5 of the Seller Disclosure Schedule. The Company Financial Statements have been prepared from, are in accordance with, and accurately reflect the books and records of the Company, comply in all material respects with applicable accounting requirements, have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the period involved (except as may be stated in the notes thereto) and are true and correct in all material respects and fairly present the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial position, if any) of the Company as of the time and for the period referred to therein. As of the dates of the statements of assets, liabilities and stockholders' equity included in the Company Financial Statements, the Company has no liabilities or obligations of any nature whatsoever (whether known, unknown, absolute, accrued, contingent or otherwise) which are not fully reflected or reserved against in such Company Financial Statements or which were not incurred in the ordinary course consistent with past practice and this Agreement and are, therefore, not required by GAAP to be so reflected or reserved against in such Company Financial Statements. As used in this Agreement, the term "Company Financial Statements" shall mean the consolidated balance sheet of the Company as at December 31, 2001 (the "December 31, 2001 Balance Sheet") and as at June 30, 2002 (the "June 30, 2002 Balance Sheet"), in each case together with the consolidated statements of income, shareholders' equity and cash flows for the periods then ended. The Company Financial Statements are not audited and reflect only the Company, including the related assets and liabilities, contemplated to be transferred to the Buyer pursuant to this Agreement.

         Section 3.6 Absence of Certain Changes or Events. Except as set forth in Section 3.6 of the Seller Disclosure Schedule, since December 31, 2001, the Seller, Utility, Development and Reynolds, and each Company Subsidiary, has conducted its business only in the ordinary course of business consistent with past practice and there has not been any development or combination of developments affecting the Seller, Utility, Development or Reynolds, or any Company Subsidiary, of which the Seller has knowledge, that is reasonably likely to have a Company Material Adverse Effect.

         Section 3.7 Litigation. Except as set forth in Section 3.7, Section 3.8(a), Section 3.8(b), Section 3.9(i), Section 3.10 or Section 3.11 of the Seller Disclosure Schedule, (a) there are no claims, suits, actions or proceedings before any court, governmental department, commission, agency, instrumentality or authority or any arbitrator pending or, to the knowledge of the Seller, threatened, nor are there, to the knowledge of the Seller, any investigations or reviews by any court, governmental department, commission, agency, instrumentality or authority or any arbitrator pending or threatened against, relating to or affecting the Seller, Utility, Development or Reynolds, or any Company Subsidiary, and (b) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to the Seller, Utility, Development or Reynolds, or any Company Subsidiary, except, in the case of both clause (a) and clause (b), for such that are not reasonably likely to have a Company Material Adverse Effect or reasonably likely to prevent, materially delay or materially impair the Seller's ability to consummate the transactions contemplated by this Agreement.

     Section 3.8 Tax Matters.

         (a) Except as set forth in Section 3.8(a) of the Seller Disclosure
Schedule: (i) Utility, Development and Reynolds, and each Company Subsidiary, has timely filed (or has had filed on its behalf) with appropriate taxing authorities all Tax Returns (as defined in Section 3.8(c)) required to be filed by it on or prior to the date hereof, and such Tax Returns are correct, complete and accurate in all material respects; (ii) all Taxes (as defined in Section 3.8(c)) of Utility, Development and Reynolds, and each Company Subsidiary, have been timely paid; (iii) all Tax withholding and deposit requirements imposed on or with respect to Utility, Development and Reynolds, and each Company Subsidiary (including any withholding with respect to wages or other amounts paid to employees) have been satisfied in full in all material respects; (iv) there are no liens for Taxes upon any property or assets of Utility, Development or Reynolds, or any Company Subsidiary, except for liens for Taxes not yet due and payable; and for which adequate reserves to pay such Taxes have been set aside by Utility, Development or Reynolds, or any Company Subsidiary, as the case may be; (v) there are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment or collection of any Taxes or deficiencies against Utility, Development or Reynolds, or any Company Subsidiary, (vi) neither Utility, Development nor Reynolds, nor any Company Subsidiary, has made the election under Section 341(f) of the Internal Revenue Code of 1986, as amended (the "Code"); and (vii) neither Utility, Development nor Reynolds, nor any Company Subsidiary, is currently subject to an adjustment described in Section 481 of the Code.

         (b) Except as set forth in Section 3.8(b) of the Seller Disclosure
Schedule: (i) the Seller has timely filed (or has had filed on its behalf) with appropriate taxing authorities all Tax Returns with respect to the Integrated Assets required to be filed by it on or prior to the date hereof, and such Tax Returns are correct, complete and accurate in all material respects, (ii) all Taxes on or in respect to the Integrated Assets have been timely paid; (iii) all Tax withholding and deposit requirements imposed on or with respect to the Integrated Assets (including any withholding with respect to wages or other amounts paid to employees) have been satisfied in full in all material respects;
(iv) there are no liens for Taxes upon any of the Integrated Assets, except for liens for Taxes not yet due and payable and for which adequate reserves to pay such Taxes have been set aside by the Seller; and (v) there are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment or collection of any Taxes or deficiencies attributable to the Integrated Assets.

         (c) As used in this Agreement: (i) the term "Tax" includes all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect thereto; and (ii) the term "Tax Return" includes all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes.

         (d) The Net Inside Tax Basis of the Company equals or exceeds the Rate Base of the Company. For purposes of this Agreement, the term "Net Inside Tax Basis" means the difference between (i) the adjusted tax basis (as defined under Section 1011 of the Code) of all assets of the Company for federal income tax purposes, less (ii) the adjusted tax basis (as defined under Section 1011 of the Code) of all liabilities of the Company for federal income tax purposes.

     Section 3.9 Employee Benefits; ERISA.

         (a) Company Plans. Section 3.9(a) of the Seller Disclosure Schedule contains a list of each employee benefit plan, program, agreement or arrangement (including without limitation any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), in each case, that is sponsored, maintained or contributed to or required to be contributed to by the Company, the Seller, DQE or by any trade or business, whether or not incorporated (an "ERISA Affiliate"), that together with the Company, the Seller or DQE would be deemed a "single employer" within the meaning of Section 4001(a)(14) or Section 4001(b) of ERISA or Section 414 of the Code or to which the Company, the Seller, DQE or an ERISA Affiliate is a party, for the benefit of any employee or former employee of the Seller or any affiliate of the Seller whose employment is (in the case of current employees) or was (in the case of former employees) principally attributable to the businesses carried on by or in respect of the Company (such individuals, the "Business Employees," and such plans, programs, agreements or arrangements, collectively, the "Company Plans").

         (b) Deliveries. With respect to each Company Plan, the Seller has heretofore delivered or made available to the Buyer true and complete copies of
(i) such Company Plan and any amendments thereto; (ii) if such Company Plan is funded through a trust or any third party funding vehicle, a copy of the trust or other funding agreement; and (iii) the most recent determination letter received from the Internal Revenue Service with respect to each such Company Plan intended to qualify under Section 401 of the Code.

         (c) Absence of Liability. Except as set forth in Section 3.9(c) of the Seller Disclosure Schedule, no liability under Title IV of ERISA has been incurred by the Seller, DQE, the Company or any ERISA Affiliate with respect to a Company Plan or with respect to any defined benefit plan currently or previously maintained or contributed to or required to be contributed to by DQE, the Seller, the Company or any ERISA Affiliate that has not been satisfied in full, and, to the knowledge of the Seller, no condition exists that presents a material risk to the Company of incurring any such liability, other than liability for premiums due the Pension Benefit Guaranty Corporation (which premiums have been paid when due) and no Company Plan or plan of the Seller, DQE or any ERISA Affiliate which is subject to the minimum funding requirements of
Part III of Subtitle B of Title I of ERISA or of Section 412 of the Code, has incurred any "accumulated funding deficiency" within the meaning of Section 302 of ERISA or Section 412 of the Code.

         (d) Multiemployer Plan. No Company Plan is a "multiemployer plan," as defined in Section 4001(a)(3) of ERISA or is a plan described in Section 4063(a) of ERISA. The Seller, DQE, the Company and the ERISA Affiliates have never withdrawn from any plan which is a multiemployer plan or which is a plan described in Section 4063(a) of ERISA with respect to which there is any outstanding withdrawal liability.

         (e) No Violations. Except as set forth in Section 3.9(e) of the Seller Disclosure Schedule, each Company Plan has been operated and administered in all material respects in accordance with its terms and applicable law, including without limitation ERISA and the Code.

         (f) Section 401(a) Qualification. Each Company Plan intended to be "qualified" within the meaning of Section 401(a) of the Code has received or timely applied for a determination letter from the Internal Revenue Service to the effect that it is so qualified.

         (g) Post-Employment Benefits. Except as set forth in Section 3.9(g) of the Seller Disclosure Schedule, no Company Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for Business Employees for periods extending beyond their respective dates of retirement or other termination of service, other than (i) coverage mandated by applicable law, (ii) death benefits under any "pension plan," or (iii) benefits the full cost of which is borne by the Business Employee (or his beneficiary).

         (h) Effect of Change of Control. Except as set forth in Section 3.9(h) of the Seller Disclosure Schedule, the consummation of the transactions contemplated by this Agreement will not, alone or together with any other event,
(i) entitle any Business Employee to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such Business Employee.

       (i) Claims. Except as set forth in Section 3.9(i) of the Seller Disclosure Schedule, there are no pending, or to the knowledge of the Seller threatened, material claims by or on behalf of any Company Plan, by any employee, former employee or beneficiary covered under any such Company Plan, or otherwise involving any such Company Plan (other than routine claims for benefits).

     Section 3.10 Labor and Employee Relations. As of the date hereof, except as disclosed in Section 3.10 of the Seller Disclosure Schedule, neither Utility, Development nor Reynolds, nor any Company Subsidiary, is a party to any collective bargaining agreement or other labor agreement with any union or labor organization. Except as disclosed in Section 3.10 of the Seller Disclosure Schedule or except to the extent not reasonably likely to have a Company Material Adverse Effect, (i) there is no strike, lockout, slowdown or work stoppage pending or, to the knowledge of the Seller, threatened against or involving the Company, and (ii) there is no proceeding, claim, suit, action or governmental investigation pending or, to the knowledge of the Seller, threatened in respect of which any director, officer, employee or agent of the Company is or may be entitled to claim indemnification from Utility, Development or Reynolds pursuant to their respective articles of incorporation, by-laws or any indemnification agreement.

     Section 3.11 Environmental Matters.

         (a) Except as set forth in Section 3.11 of the Seller Disclosure Schedule and except for those matters disclosed in that certain environmental disclosure documentation which was delivered by the Seller to the Buyer under cover of the Seller's letter dated July 29, 2002 (such documentation, collectively, the "Environmental Whitepaper"):

                  (i) The Seller (in respect of the Company), Utility, Development and Reynolds, and each Company Subsidiary, are and have been in compliance with all applicable Environmental Laws (as defined in Section 3.11(b)(i)), including, but not limited to, possessing all permits and other governmental authorizations required for their operations under applicable Environmental Laws, except for such noncompliance that is not having as of the date hereof, and would not be reasonably likely to have, a Company Material Adverse Effect. To the extent that the Seller, Utility, Development and Reynolds, and any Company Subsidiary, had or has any outstanding violations of any applicable Environmental Law that is having as of the date hereof, or is reasonably likely to have a Company Material Adverse Effect, each such violation has been set forth either in the Environmental Whitepaper or in Section 3.11 of the Seller Disclosure Schedule, and the Seller (in respect of the Company), Utility, Development and Reynolds, and each Company Subsidiary, as the case may be, having such violation has completed or is, as of the date hereof, in the process of addressing in accordance with any applicable deadline, all actions required by any applicable Environmental Law or appropriate Governmental Authority to correct or otherwise respond to such violation, or is otherwise implementing such actions as are appropriate and consistent with the policies and programs identified in the Environmental Whitepaper.

                  (ii) (A) There is no pending or threatened written claim, lawsuit, or administrative proceeding against the Seller (in respect of the Company), Utility, Development or Reynolds, or any Company Subsidiary, under or pursuant to any Environmental Law, and there is no claim, lawsuit, or administrative proceeding threatened in writing against Utility, Development or Reynolds, or any Company Subsidiary, under or pursuant to any Environmental Law, in either case that is reasonably likely to have a Company Material Adverse Effect; (B) neither the Seller, Utility, Development nor Reynolds, nor any Company Subsidiary, is subject to, or is proposed by any Governmental Authority to be subject to, any administrative or judicial consent order, decree or unilateral administrative or judicial order in connection with any Environmental Laws or the Release (as defined in Section 3.11(b)(iii)) or threatened Release of Hazardous Substances (as defined in Section 3.11(b)(ii)) that is having as of the date hereof, or is reasonably likely to have, a Company Material Adverse Effect; and (C) neither the Seller, Utility, Development nor Reynolds, nor any Company Subsidiary, has received written notice from any Person, including but not limited to any Governmental Authority, alleging that the Seller, Utility, Development or Reynolds, or any Company Subsidiary, is in violation or potentially in violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved or unlikely to be resolved in the ordinary course of business and the failure to resolve such violation in the ordinary course of business is having as of the date hereof, or is reasonably likely to have, a Company Material Adverse Effect.

                  (iii) With respect to the real property that was formerly or is currently owned, occupied or leased by the Seller (in respect of the

         Company), Utility, Development or Reynolds, or any Company Subsidiary, there have been no Releases of Hazardous Substances on or underneath any of such real property during the ownership, occupation or lease of such property by the Seller, Utility, Development, Reynolds, or any Company Subsidiary, as the case may be, (and to the Seller's knowledge, during any other period of time) in violation of any applicable Environmental Law and that is having as of the date hereof, or is reasonably likely to have, a Company Material Adverse Effect.

                  (iv) Where applicable, the Seller (in respect of the Company), Utility, Development or Reynolds, or any Company Subsidiary, holding any permit or authorization required under any applicable Environmental Laws has timely filed any renewal application or request necessary to continue performing, in accordance with such applicable Environmental Laws, the permitted or otherwise authorized activity, and no such renewal application or request is expected by the Company to be denied, except for such failures to so file or request or for such denials which are not having as of the date hereof, and are not reasonably likely to have, a Company Material Adverse Effect.

                  (v) None of the real property currently owned, occupied, or leased by the Seller (in respect of the Company), Utility, Development, Reynolds, or any Company Subsidiary, and, to the Seller's knowledge, none of the real property formerly owned, occupied or leased by the Seller (in respect of the Company), Utility, Development, Reynolds, or any Company Subsidiary, is listed or is proposed for listing on the National Priorities List ("NPL") established by the federal Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), 42 U.S.C.ss.9601 et seq., or any state analog to the NPL maintained or created under the Environmental Laws of any state. In addition, to the Seller's knowledge, none of the real property currently or formerly owned, occupied or leased by the Seller (in respect of the Company), Utility, Development, Reynolds, or any Company Subsidiary is listed or is proposed for listing on the Comprehensive Environmental Response, Compensation and Liability Information System ("CERCLIS") established by CERCLA or any state analog to CERCLIS maintained or created under the Environmental Laws of any state.

                  (vi) To the Seller's knowledge, there are no asbestos-containing materials in, on, or under any of the real property currently owned, occupied or leased by the Seller (in respect of the Company), Utility, Development, Reynolds, or any Company Subsidiary, except for those materials which are appropriate to be used in, and are used in, the ordinary course of business in substantial compliance with applicable Environmental Laws, including roofing material, flooring material, transite pipe and other insulating materials.

         (b) For purposes of this Agreement:

                  (i) "Environmental Laws" shall mean all federal, state and local laws, regulations, rules and ordinances relating to pollution or the protection of human health and safety or the environment, including, without limitation, laws relating to releases or threatened releases of Hazardous Substances into the environment (including, without limitation, ambient air, surface water, groundwater, land, surface and subsurface strata), in effect and applicable to the Company's operations as of the Closing Date, unless a less stringent requirement goes into effect thereafter. Such laws include the common law to the extent relating to injuries caused by the release or presence of Hazardous Substances.

                  (ii) "Hazardous Substances" shall mean any chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "hazardous constituents", "restricted hazardous materials", "extremely hazardous substances", "toxic substances", "contaminants", "pollutants", "toxic pollutants", or words of similar meaning and regulatory effect under any applicable Environmental Law including, without limitation, petroleum and asbestos.

                  (iii) "Release" shall mean any spill, leaking, pumping, pouring, emitting, emptying, dumping, injection, deposit, disposal, discharge, dispersal, leaching, or allowing the escape of any Hazardous Substances into the environment at or from any property.

         (c) The amount of capital expenditures contained in the Business Plan (as defined in Section 6.1) is adequate and sufficient to resolve completely any obligations in respect of any non-compliance with Environmental Laws that is addressed in any of those consent agreements with Governmental Authorities disclosed in the Environmental Whitepaper.

         (d) None of the real property currently owned, occupied or leased by the Seller (in respect of the Company), Utility, Development, Reynolds, or any Company Subsidiary, and, to the Seller's knowledge, none of the real property formerly owned, occupied or leased by the Seller (in respect of the Company), Utility, Development, Reynolds, or any Company Subsidiary, is subject to any investigation, sampling, remediation, or other response action under CERCLA or any state statute analogous thereto.

         (e) The policies and programs described in the Environmental Whitepaper result from the exercise of the skill, diligence, prudence and foresight which would reasonably and ordinarily be expected from a Person experienced in owning or operating the sort of business the Seller (in respect of the Company), Utility, Development, Reynolds, and each Company Subsidiary own or operate and do not, to the Seller's knowledge, violate any Environmental Laws.

         (f) The representations and warranties set forth in this Section 3.11 are the sole and exclusive representations and warranties relating to environmental matters made by the Seller in this Agreement.

     Section 3.12 No Breaches or Defaults. Except as disclosed on Section 3.7 or
Section 3.12 of the Seller Disclosure Schedule, neither the Seller, Utility, Development nor Reynolds, nor any Company Subsidiary, is in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with the lapse of time or action by a third party, could result in a default by the Seller, Utility, Development or Reynolds, or any Company Subsidiary, under, nor, to the knowledge of the Seller, is any third party in breach or default in any material respect under, any Contract, except (i) in any such case, for such breaches and defaults as to which requisite waivers or consents have been or will be obtained prior to the Closing Date and (ii) for such breaches and defaults that are not reasonably likely to have a Company Material Adverse Effect. The term "Contracts" means all written notes, bonds, mortgages, indentures, deeds of trust, licenses, franchises, permits, contracts, leases or other instruments, obligations or agreements of any kind which are included among the Integrated Assets or to which Utility, Development or Reynolds, or any Company Subsidiary, is a party or by which any of the Company's properties or assets may be bound, provided, however, that for purposes of this Section 3.12, Contracts shall not include Company Plans or any agreement with any Governmental Authority regarding compliance with Environmental Laws.

     Section 3.13 Insurance. Section 3.13 of the Seller Disclosure Schedule describes the material fire and casualty, general liability, business interruption, product liability, pollution and sprinkler and water damage insurance policies maintained by the Seller or DQE on behalf of the Company as well as a description of any self-insurance arrangement by or affecting the Company, including any reserves thereunder. All of such policies are in full force and effect, all premiums with respect thereto are currently paid and neither the Seller nor DQE has received any notice of nonrenewal, cancellation or termination with respect to any such insurance policy or denial of coverage or reservation of rights with respect to any claim arising from occurrences prior to the Closing Date involving contamination of drinking water provided by the Company or involving environmental impairment, subject to the deductible and loss limits under such policies.

     Section 3.14 Brokers or Finders. The Seller has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except Lehman Brothers, whose fees and expenses will be paid by the Seller in accordance with the Seller's agreements with such firms.

     Section 3.15 Intellectual Property. Except as set forth in Section 3.15 of the Seller Disclosure Schedule, the Seller or Utility, Development or Reynolds
(a) owns, leases or licenses all Intellectual Property Rights (as defined below) necessary to conduct the business of the Company, except when the failure to own, lease or license would not have a Company Material Adverse Effect and (b) has the right to transfer all such Intellectual Property Rights to PSC or Acquisition. Except as set forth in Section 3.15 of the Seller Disclosure Schedule, (i) there has been no claim made against the Seller (in respect of the Company), Utility, Development, Reynolds or any Company Subsidiary asserting the invalidity, misuse or unenforceability of any of its Intellectual Property Rights, (ii) to the knowledge of the Seller, there is no infringement or misappropriation of any of the Company's Intellectual Property Rights, (iii) to the knowledge of the Seller, neither the Seller (in respect of the Company), Utility, Development, Reynolds nor any Company Subsidiary has infringed or misappropriated any Intellectual Property Rights of any other entity, and (iv) the Seller (in respect of the Company), Utility, Development, Reynolds or any Company Subsidiary owns all the Intellectual Property Rights free and clear of any and all liens, claims or encumbrances, except in the case of clause (i),
(ii), (iii) or (iv) for such claims, infringements, misappropriations, violations, failures to own, liens or encumbrances as are not reasonably likely to have a Company Material Adverse Effect. As used herein, "Intellectual Property Rights" means any trademark, servicemark, registration therefor or application for registration therefor, trade name, invention, patent, patent application, trade secret, know-how, copyright, copyright registration, application for copy registration, or any other similar type of proprietary rights, in each case owned, leased or licensed and used or held for use by the Company.

     Section 3.16 Change in Business Relationships. Except as set forth in
Section 3.16 of the Seller Disclosure Schedule, neither the Seller, Utility, Development nor Reynolds, nor any Company Subsidiary, has knowledge of any event or circumstance that indicates that, whether on account of the transactions contemplated by this Agreement or otherwise, any customer, agent, representative or supplier of the Seller (in respect of the Company), Utility, Development or Reynolds, or any Company Subsidiary, intends to discontinue, diminish or change its relationship with the Seller, Utility, Development or Reynolds, or any Company Subsidiary, in any way that would be reasonably likely to have a Company Material Adverse Effect.

     Section 3.17 Title to Property. The Seller, Utility, Development and Reynolds, and the Company Subsidiaries, have good and marketable title to all of their properties and assets, free and clear of all liens, except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which would not have a Company Material Adverse Effect; and, to the knowledge of the Seller, all leases pursuant to which the Seller, Utility, Development or Reynolds, or any Company Subsidiary, lease from others material amounts of real or personal property are in good standing, valid and effective in accordance with their respective terms and there is not, to the knowledge of the Seller, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default), except when the lack of such good standing, validity and effectiveness or the existence of such default would not have a Company Material Adverse Effect.

     Section 3.18 Other Obligations.

         (a) Except as set forth in Section 3.18(a) of the Seller Disclosure Schedule, to the Seller's knowledge, neither the Seller (in respect of the Company), Utility, Development, Reynolds nor any Company Subsidiary has indemnified or agreed to indemnify any third party in connection with any transaction involving any disposition or purchase of the present or former assets of Utility, Development, Reynolds or any Company Subsidiary or any of the Integrated Assets, except for those indemnities or agreements to indemnify which have been fully performed or satisfied, have expired or are otherwise no longer in effect and binding and except for those that are not likely to have a Company Material Adverse Effect.

         (b) Except as set forth in Section 3.18(b) of the Seller Disclosure Schedule, to the Seller's knowledge, neither the Seller (in respect of the Company), Utility, Development, Reynolds nor any Company Subsidiary has agreed to or has become contractually bound to pay any earn-out, profit-sharing or similar payments, which have not been satisfied as of the date hereof, to any third party in connection with any transaction involving any disposition or purchase of the present or former assets of the Seller (in respect of the Company), Utility, Development, Reynolds or any of the Company Subsidiaries or the any of the Integrated Assets.

     Section 3.19 Water Quality. The drinking water supplied by the Seller (in respect of the Company), Utility, Development, Reynolds, or any Company Subsidiary to their customers is and has been in compliance with all applicable federal and state drinking water standards except for such failures which are not having as of the date hereof, and are not reasonably likely to have, a Company Material Adverse Effect.

     Section 3.20 Limitation on Representations and Warranties. Except for the representations and warranties contained in this Article III, neither the Seller nor any other Person or entity acting on behalf of the Seller makes any representation or warranty, express or implied, concerning the Shares, the Integrated Assets or the business, assets, or liabilities of the Company or any other matter.

                                   ARTICLE IV
                                 INDEMNIFICATION

     Section 4.1 Indemnification Obligations.

         (a) Subject to the limitations set forth in Sections 4.3 and 4.4 hereof, the Seller and DQE shall, jointly and severally, indemnify, defend and hold harmless PSC, the Buyer Subsidiaries, its and their officers, directors, employees, shareholders, affiliates and agents (each, a "Buyer Indemnitee") from and against any and all Indemnifiable Losses (as defined below) asserted against or suffered by any Buyer Indemnitee (each, a "Buyer Indemnifiable Loss") during the Indemnity Period (as defined below) in any way relating to, resulting from or arising out of (i) any breach by the Seller of the representations and warranties contained in Article III hereof, and (ii) the Indemnified Liabilities (as defined below).

         (b) Subject to the limitations set forth in Sections 4.3 and 4.4 hereof, PSC and Acquisition shall, jointly and severally, indemnify, defend and hold harmless the Seller, DQE, its and their Subsidiaries, officers, directors, employees, shareholders, affiliates and agents (each, a "Seller Indemnitee") from and against any and all Indemnifiable Losses asserted against or suffered by any Seller Indemnitee (each, a "Seller Indemnifiable Loss") during the Indemnity Period in any way relating to, resulting from or arising out of (i) any breach by PSC or Acquisition of the representations and warranties contained in Article V hereof, and (ii) the Indemnified Liabilities.

     Section 4.2 Certain Definitions. As used in this Agreement:

         (a) the term "Indemnity Period" shall mean the period of time commencing with the Closing Date and continuing until the second (2nd) anniversary of the Closing Date; provided, however, that if, prior to the first
(1st) anniversary of the Closing Date, PSC, Acquisition and/or any Buyer Subsidiary designated by PSC pursuant to Section 1.1 identifies additional liabilities and obligations of the Company that arose prior to the Closing Date but were not disclosed on the Seller Disclosure Schedule on the Closing Date and that have an aggregate value of $5,000,000 or more (excluding additional liabilities and obligations that should have been disclosed on Section 3.11 or
3.19 of the Seller Disclosure Schedule), then the Indemnity Period shall continue until the third (3rd) anniversary of the Closing Date, and provided further, that, in any event, (i) the Indemnity Period shall not limit the indemnity obligations of the Parties in respect of Taxes, as set forth in
Section 4.5, (ii) the Indemnity Period shall not limit the indemnity obligations of the Seller and DQE in respect of certain litigation, as set forth in Section 4.6, and (iii) the Indemnity Period in respect of the indemnity obligations of DQE and the Seller as set forth in Section 4.7 (other than in respect of breaches of any representation or warranty made in Section 3.11 or Section 3.19) shall continue until the tenth (10th) anniversary of the Closing Date;

         (b) the term "Indemnifiable Loss" shall mean any claim, demand, suit, loss, liability, damage, obligation, payment, fine, penalty, cost or expense (including, without limitation, the cost and expense of any action, suit, proceeding, assessment, judgment, settlement or compromise relating thereto and reasonable attorneys' fees and reasonable disbursements in connection therewith);

         (c) the term "Indemnified Liabilities" shall mean, in determining the Buyer Indemnifiable Losses: (i) all litigation, existing or threatened, that is set forth in Section 3.7 of the Seller Disclosure Schedule, (ii) any liabilities or obligations that relate to the Excluded Assets, and (iii) any liabilities or obligations of Utility, Development, Reynolds and the Company Subsidiaries except for Excepted Liabilities (as defined in Section 4.2(d)), and any liabilities or obligations that relate to or arise by virtue of the Seller's or any Subsidiary of the Seller's ownership of the Integrated Assets except for Excepted Liabilities, in any case whether direct or indirect, known or unknown, absolute or contingent, that relate to, resulted from, arose during or are attributable to the period of time prior to the Closing Date; provided, however, that Indemnified Liabilities shall exclude any liabilities or obligations that are disclosed in any Section of the Seller Disclosure Schedule and are expressly designated, by agreement of the Parties, as Excepted Liabilities on such Seller Disclosure Schedule; and shall mean in determining the Seller Indemnifiable
Losses: (i) any liabilities or obligations of Utility, Development or Reynolds and any liabilities that relate to or arise by virtue of the Buyer's or any

Buyer Subsidiary's ownership of the Company, the Integrated Assets or Integrated Liabilities, in any case whether direct or indirect, known or unknown, absolute or contingent, that relate to, resulted from, arose during, or are attributable to the period of time on or after the Closing Date and (ii) any liabilities or obligations that relate to the Excepted Liabilities;

         (d) the term "Excepted Liabilities" shall mean (i) any liabilities or obligations of Utility, Development or Reynolds, or the Company Subsidiaries, that arise out of any of the following liabilities or obligations incurred by Utility, Development or Reynolds, or the Company Subsidiaries, as the case may be, prior to the Closing Date: (1) any liability or obligation of Utility, Development or Reynolds, or the Company Subsidiaries, that is allocable to the right of Utility, Development or Reynolds, or the Company Subsidiaries, as the case may be, to receive property, services or other benefits on or after the Closing Date (excluding any obligation of Kaanapali Water Corporation to indemnify Maui Pineapple Limited in connection with that certain letter of understanding dated May 18, 1999), (2) any liability or obligation of Utility, Development or Reynolds, or the Company Subsidiaries, to repay the $11,500,000 owed to third parties as reflected on the June 30, 2002 Balance Sheet as well as any indebtedness incurred as permitted by Section 6.1, and (3) any liability or obligation of Utility, Development or Reynolds, or the Company Subsidiaries, to make any expenditure under any Contract, settlement agreement or consent order, including, without limitation, those disclosed in the Environmental Whitepaper, to which Utility, Development or Reynolds, or the Company Subsidiaries, is a party, pursuant to any order, rule or regulation of any Governmental Authority by which Utility, Development or Reynolds, or the Company Subsidiaries, or any of their assets, is bound, as listed in the Seller Disclosure Schedule, or if not required to be listed in the Seller Disclosure Schedule, or if entered into in compliance with Section 6.1 or otherwise in the ordinary course of business,
(ii) with respect to the Integrated Assets, any liabilities or obligations of the Seller that arise out of any of the following liabilities or obligations incurred by the Seller prior to the Closing Date: (1) any liability or obligation that is allocable to the right of the owner of the Integrated Assets to receive property, services or other benefits in respect of the Integrated Assets on or after the Closing Date, (2) any liability or obligation to repay the $11,500,000 owed to third parties as reflected on the June 30, 2002 Balance Sheet as well as any indebtedness incurred as permitted by Section 6.1, and (3) any liability or obligation to make any expenditure in respect of any Integrated Asset under any Contract, settlement agreement or consent order relating to the Integrated Assets, pursuant to any order, rule or regulation of any Governmental Authority relating to or by which any of the Integrated Assets is bound, as listed in the Seller Disclosure Schedule, or if not required to be listed in the Seller Disclosure Schedule, or if entered into in compliance with Section 6.1 or otherwise in the ordinary course of business, and (iii) those liabilities or obligations that are disclosed on any Section of the Seller Disclosure Schedule and expressly designated on such Section of the Seller Disclosure Schedule, by agreement of the Parties, as Excepted Liabilities.

     Section 4.3 Limitations on Indemnification.

         (a) Notwithstanding any other provision of this Agreement to the contrary, the Parties' obligations pursuant to this Article IV are, and at all times shall be, subject to the limitations set forth in this Section 4.3. The Parties shall not be required to indemnify, defend or hold harmless any Buyer Indemnitee or Seller Indemnitee, as the case may be, until the aggregate amount of the Buyer Indemnifiable Losses or Seller Indemnifiable Losses, as the case may be, exceeds the Indemnity Basket (as defined in Section 4.3(b)), following which the indemnifying Party shall indemnify, defend and hold harmless the Buyer Indemnitees or the Seller Indemnitees, as the case may be, only to the extent that the Buyer Indemnifiable Losses or the Seller Indemnifiable Losses, as the case may be, exceed the Indemnity Basket. In addition, the Seller's and DQE's liability, taken together, for Buyer Indemnifiable Losses and the Buyer's liability for Seller Indemnifiable Losses, in either case, as contemplated by this Article IV shall in no event exceed an aggregate amount of dollars equal to the Indemnity Cap (as defined in Section 4.3(b)); provided, however, that in determining whether the Seller's and DQE's liability for a particular Buyer Indemnifiable Loss or the Buyer's liability for a particular Seller Indemnifiable Loss, in either case, pursuant to this Article IV is limited by the Indemnity Cap, the Parties shall refer to the Indemnity Cap that is or was in effect on the date that the Buyer Indemnitee or Seller Indemnitee, as the case may be, delivered a written notice of such Buyer Indemnifiable Loss or Seller Indemnifiable Loss, as the case may be, to the Seller as contemplated by
Section 4.4 hereof.

         (b) As used in this Agreement, (i) the term "Indemnity Basket" shall mean $250,000, and (ii) the term "Indemnity Cap" shall mean $15,000,000; provided, however, that on the first (1st) anniversary of the Closing Date, the Indemnity Cap shall be reduced to, and shall thereafter mean, $7,500,000; and provided further, that on the second (2nd) anniversary of the Closing Date, the Indemnity Cap shall be reduced to, and shall thereafter mean, zero, unless the Indemnity Period has been extended until the third (3rd) anniversary of the Closing Date, pursuant to Section 4.2(a), in which case the Indemnity Cap shall continue to mean $7,500,000 until the third (3rd) anniversary of the Closing Date, upon which it shall be reduced to, and shall thereafter mean, zero. Notwithstanding any other provision of this Agreement to the contrary, the Seller's and DQE's liability for the following Buyer Indemnifiable Losses shall not be limited by the Indemnity Cap: Buyer Indemnifiable Losses relating to (i) any litigation, existing or threatened, that is required to be set forth in Sections 3.7, 3.8(a), 3.8(b), 3.9(i) or 3.10 of the Seller Disclosure Schedule,
(ii) Excluded Assets, (iii) any and all liabilities and obligations of the Seller or the Subsidiaries of the Seller (other than any liabilities or obligations of the Seller (in respect of the Company), Utility, Development, Reynolds or any Company Subsidiary or any of the Integrated Assets or Integrated Liabilities), (iv) indemnity obligations of the Parties in respect of Taxes, as set forth in Section 4.5, (v) indemnity obligations of the Seller and DQE in respect of certain litigation as set forth in Section 4.6, (vi) indemnity obligations of the Seller and DQE in respect of Environmental Law, as set forth in Section 4.7, and (vii) any fraud committed by DQE, the Seller, the Company or any Company Subsidiary (provided that the foregoing reference to the Company or any Company Subsidiary refers to fraud committed prior to the Closing Date); in addition, the Buyer's liability for the following Seller Indemnifiable Losses shall not be limited by the Indemnity Cap: Seller Indemnifiable Losses relating to (i) indemnity obligations of the Parties in respect of Taxes, as set forth in
Section 4.5, (ii) any breach or violation of any Environmental Law by PSC, Acquisition, any Buyer Subsidiary designated by PSC pursuant to Section 1.1, the Company or any Company Subsidiary on or after the Closing Date, and (iii) any fraud committed by PSC, Acquisition, any Buyer Subsidiary designated by PSC pursuant to Section 1.1, the Company or any Company Subsidiary (provided that the foregoing reference to the Company or any Company Subsidiary refers to fraud committed on or after the Closing Date).

         (c) For the avoidance of doubt, if at any time during the Indemnity Period, the amount of the Seller's and DQE's aggregate liability for Buyer Indemnifiable Losses, taking into account all liability for Buyer Indemnifiable Losses incurred by the Seller and DQE since the Closing Date (other than those Buyer Indemnifiable Losses that are not limited by the Indemnity Cap as contemplated by Section 4.3(b)), equals the applicable Indemnity Cap, then the Seller shall have no further obligation whatsoever to indemnify, defend or hold harmless any Buyer Indemnitee in respect of any Buyer Indemnifiable Losses that are subject to the Indemnity Cap; similarly, if at any time during the Indemnity Period, the amount of PSC's aggregate liability for Seller Indemnifiable Losses, taking into account all liability for Seller Indemnifiable Losses incurred by PSC since the Closing Date (other than those Seller Indemnifiable Losses that are not limited by the Indemnity Cap as contemplated by Section 4.3(b)), equals the applicable Indemnity Cap, then PSC shall have no further obligation whatsoever to indemnify, defend or hold harmless any Seller Indemnitee in respect of any Seller Indemnifiable Losses that are subject to the Indemnity Cap.

         (d) Notwithstanding any other provision of this Agreement to the contrary, any Buyer Indemnitee or Seller Indemnitee shall use commercially reasonable efforts to mitigate all losses, damages and the like relating to a claim under these indemnification provisions, including availing itself of any defenses, limitations, rights of contribution, claims against third Persons and other rights at law or equity. The Buyer Indemnitee's or Seller Indemnitee's, as the case may be, commercially reasonable efforts shall include the reasonable expenditure of money to mitigate or otherwise reduce or eliminate any loss or expenses for which indemnification would otherwise be due, and the indemnifying Party shall, to the extent that Buyer Indemnifiable Losses or Seller Indemnifiable Losses, as the case may be, exceed the Indemnity Basket, reimburse the Buyer Indemnitee or Seller Indemnitee, as the case may be, for its reasonable expenditures (except for any portion of the wages, salary, benefits, overhead or other costs attributable to Buyer Indemnitee or Seller Indemnitee, as the case may be, and its officers, directors, employees and agents) in undertaking the mitigation and shall, to such extent, take such expenses into account in calculating the aggregate amount of the Seller's and DQE's liability for the Buyer Indemnifiable Losses or the Buyer liability for the Seller Indemnifiable Losses, as the case may be. Notwithstanding any other provision of this Agreement to the contrary, any Buyer Indemnifiable Loss or Seller Indemnifiable Loss shall be net of (i) the dollar amount of any insurance or other proceeds actually received by the Buyer Indemnitee or any of its affiliates with respect to the Buyer Indemnifiable Loss or by the Seller or DQE or any of their affiliates with respect to the Seller Indemnifiable Loss, and
(ii) income tax benefits to the Buyer Indemnitee, to the extent realized by the Buyer Indemnitee, or to the Seller Indemnitee, to the extent recognized by the Seller Indemnitee. Any Person seeking indemnity hereunder shall use commercially reasonable efforts to seek coverage (including both costs of defense and indemnity) under applicable insurance policies with respect to any such Buyer Indemnifiable Loss or Seller Indemnifiable Loss, as the case may be.

         (e) Notwithstanding any other provision of this Agreement to the contrary, (i) except to the extent otherwise provided in Article IX, the rights and remedies of the Parties under this Article IV are exclusive and in lieu of any and all other rights and remedies which the Parties may have under this Agreement for monetary relief with respect to (A) any breach by the Parties of their respective representations and warranties and (B) the Indemnified Liabilities, and (ii) no Party (nor any Buyer Indemnitee or Seller Indemnitee) shall be entitled to recover from any other Party for any liabilities, damages, obligations, payments, losses, costs, or expenses under this Agreement any amount in excess of the actual compensatory damages, court costs and reasonable attorneys' and other advisor fees suffered by such Party (or Buyer Indemnitee or Seller Indemnitee, as the case may be). Each Party waives any right to recover incidental, special, exemplary and consequential damages arising in connection with or with respect to this Agreement.

         Section 4.4 Defense of Claims.

                  (a) (i) If any Buyer Indemnitee receives notice of the assertion or commencement of any claim, action or proceeding made or brought by any Person who is not a Party or an affiliate of a Party (a "Third Party Claim") with respect to which indemnification is to be sought from the Seller and DQE, the Buyer Indemnitee shall give the Seller and DQE reasonably prompt written notice thereof, but in any event such notice shall not be given later than twenty (20) calendar days after the Buyer Indemnitee's receipt of written notice of such Third Party Claim. Such written notice shall describe the nature of the Third Party Claim in reasonable detail and shall indicate the estimated amount, if practicable, of the Buyer Indemnifiable Loss that has been or may be sustained by the Buyer Indemnitee. The Seller and DQE will have the right to participate in or, by giving written notice to the Buyer Indemnitee, to elect to assume the defense of any Third Party Claim by the Seller's own counsel, the cost for which shall be borne by the Seller and DQE to the extent that Buyer Indemnifiable Losses exceed the Indemnity Basket and shall, to such extent, be taken into account in calculating the aggregate amount of the Seller's and DQE's liability for Buyer Indemnifiable Losses under the Indemnity Cap. The Buyer Indemnitee shall cooperate in good faith in such defense at such Buyer Indemnitee's own expense. If the Seller and DQE elect not to assume the defense of any Third Party Claim, the Buyer Indemnitee may compromise or settle such Third Party Claim over the objection of the Seller and DQE, which settlement or compromise shall conclusively establish the Seller's and DQE's liability pursuant to this Agreement.

                  (ii) If any Seller Indemnitee receives notice of the assertion or commencement of a Third Party Claim with respect to which indemnification is to be sought from the Buyer, the Seller Indemnitee shall give the Buyer reasonably prompt written notice thereof, but in any event such notice shall not be given later than twenty (20) calendar days after the Seller Indemnitee's receipt of written notice of such Third Party Claim. Such written notice shall describe the nature of the Third Party Claim in reasonable detail and shall indicate the estimated amount, if practicable, of the Seller Indemnifiable Loss that has been or may be sustained by the Seller Indemnitee. The Buyer will have the right to participate in or, by giving written notice to the Seller Indemnitee, to elect to assume the defense of any Third Party Claim by the Buyer's own counsel, the cost for which shall be borne by the Buyer to the extent that Seller Indemnifiable Losses exceed the Indemnity Basket and shall, to such extent, be taken into account in calculating the aggregate amount of the Buyer's liability for Seller Indemnifiable Losses under the Indemnity Cap. The Seller Indemnitee shall cooperate in good faith in such defense at such Seller Indemnitee's own expense. If the Buyer elects not to assume the defense of any Third Party Claim, the Seller Indemnitee may compromise or settle such Third Party Claim over the objection of the Buyer, which settlement or compromise shall conclusively establish the Buyer's liability pursuant to this Agreement.

                  (b) (i) If, after a Buyer Indemnitee provides written notice to the Seller and DQE of any Third Party Claims, the Buyer Indemnitee receives written notice from the Seller or DQE that the Seller or DQE has elected to assume the defense of such Third Party Claim, the Seller and DQE will not be liable for any legal expenses subsequently incurred by the Buyer Indemnitee in connection with the defense thereof. Without the prior written consent of the Buyer Indemnitee, the Seller and DQE shall not enter into any settlement of any Third Party Claim that would lead to liability or create any financial or other obligation on the part of the Buyer Indemnitee for which the Buyer Indemnitee is not entitled to indemnification hereunder. If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Buyer Indemnitee for which the Buyer Indemnitee is not entitled to indemnification hereunder and the Seller and DQE desire to accept and agree to such offer, the Seller and DQE shall give written notice to the Buyer Indemnitee to that effect. If the Buyer Indemnitee fails to consent to such firm offer within ten (10) calendar days after its receipt of such notice, the Seller and DQE shall be relieved of their obligations to defend such Third Party Claim and the Buyer Indemnitee may contest or defend such Third Party Claim. In such event, the maximum liability of the Seller and DQE as to such Third Party Claim will be the amount of such settlement offer plus reasonable costs and expenses paid or incurred by the Buyer Indemnitee up to the date of said notice, at all time subject to the additional limitations on the Seller's and DQE's liability contained in this Article IV.

                  (ii) If, after a Seller Indemnitee provides written notice to the Buyer of any Third Party Claims, the Seller Indemnitee receives written notice from the Buyer that the Buyer has elected to assume the defense of such Third Party Claim, the Buyer will not be liable for any legal expenses subsequently incurred by the Seller Indemnitee in connection with the defense thereof. Without the prior written consent of the Seller Indemnitee, the Buyer shall not enter into any settlement of any Third Party Claim that would lead to liability or create any financial or other obligation on the part of the Seller Indemnitee for which the Seller Indemnitee is not entitled to indemnification hereunder. If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Seller Indemnitee for which the Seller Indemnitee is not entitled to indemnification hereunder and the Buyer desires to accept and agree to such offer, the Buyer shall give written notice to the Seller Indemnitee to that effect. If the Seller

         Indemnitee fails to consent to such firm offer within ten (10) calendar days after its receipt of such notice, the Buyer shall be relieved of its obligation to defend such Third Party Claim and the Seller Indemnitee may contest or defend such Third Party Claim. In such event, the maximum liability of the Buyer as to such Third Party Claim will be the amount of such settlement offer plus reasonable costs and expenses paid or incurred by the Seller Indemnitee up to the date of said notice, at all time subject to the additional limitations on the Buyer's liability contained in this Article IV.

                  (c) (i) Any claim that does not result from a Third Party Claim (a "Direct Claim") by a Buyer Indemnitee on account of a Buyer Indemnifiable Loss shall be asserted by giving the Seller and DQE reasonably prompt written notice thereof, stating the nature of such claim in reasonable detail and indicating the estimated amount, if practicable, but in any event such notice shall not be given later than twenty (20) calendar days after the Buyer Indemnitee becomes aware of such Direct Claim, and the Seller and DQE shall have a period of thirty
         (30) calendar days from receipt of such notice within which to respond to such Direct Claim. If the Seller or DQE does not respond within such thirty (30) calendar day period, the Seller and DQE shall be deemed to have accepted such claim. If the Seller and DQE reject such claim, the Buyer Indemnitee will be free to seek enforcement of its right to indemnification under this Agreement.

                  (ii) Any Direct Claim by a Seller Indemnitee on account of a Seller Indemnifiable Loss shall be asserted by giving the Buyer reasonably prompt written notice thereof, stating the nature of such claim in reasonable detail and indicating the estimated amount, if practicable, but in any event such notice shall not be given later than twenty (20) calendar days after the Seller Indemnitee becomes aware of such Direct Claim, and the Buyer shall have a period of thirty (30) calendar days from receipt of such notice within which to respond to such Direct Claim. If the Buyer does not respond within such thirty
         (30) calendar day period, the Buyer shall be deemed to have accepted such claim. If the Buyer rejects such claim, the Seller Indemnitee will be free to seek enforcement of its right to indemnification under this Agreement.

         (d) If the amount of any Buyer Indemnifiable Loss or Seller Indemnifiable Loss, as the case may be, at any time subsequent to the making of an indemnity payment in respect thereof, is reduced by recovery, settlement or otherwise under or pursuant to any insurance coverage, or pursuant to any claim, recovery, settlement or payment by, from or against any other entity, the amount of such reduction, less any costs, expenses or premiums incurred in connection therewith (together with interest thereon from the date of payment thereof at the publicly announced prime rate then in effect of The Chase Manhattan Bank) shall promptly be repaid by the Buyer Indemnitee to the Seller and DQE or by the Seller Indemnitee to the Buyer, as the case may be.

         (e) With respect to those pending litigation matters set forth in
Schedule 3.7 of the Seller Disclosure Schedule (each a "Pending Litigation Matter"), the Parties agree as follows: no later than the Closing Date, DQE and/or the Seller shall identify those Pending Litigation Matters for which DQE and/or the Seller will defend, continue to defend or assume the defense of on and after the Closing Date (each such defense, an "Assumed Defense"). PSC and Acquisition agree to cooperate, and to cause their Subsidiaries, officers, directors and employees to cooperate, fully in connection therewith, including, but not limited to, providing access to personnel and records. The Seller or DQE shall reimburse PSC, Acquisition and their Subsidiaries for any out of pocket expenses (e.g. travel, lodging, meals and related expenses) incurred by them in cooperation with the Seller or DQE as contemplated by this Section 4.4(e); provided, however, that the Seller and DQE shall not reimburse PSC, Acquisition or their Subsidiaries, and PSC, Acquisition and their Subsidiaries shall not be entitled to reimbursement, for any portion of the wages, salary, benefits, overhead or other costs, attributable to the officers, directors and employees of PSC, Acquisition or their Subsidiaries whose cooperation may be required by this Section 4.4(e). For the avoidance of doubt, (i) the defense of any Pending Litigation Matter, the defense of which is not assumed by the Seller or DQE as an Assumed Defense, shall be the responsibility of PSC or Acquisition on and after the Closing Date, subject at all times to the procedures, limitations and other obligations in respect thereof set forth in Article IV, and (ii) the obligations set forth in this Section 4.4(e) in no way limit or reduce the Seller's and DQE's indemnity obligation, in respect of any Pending Litigation Matters, whether or not any such Pending Litigation Matter has been assumed by the Seller or DQE as an Assumed Defense.

     Section 4.5 Tax Indemnity. Notwithstanding any other provision of this Agreement to the contrary, the Seller and DQE shall, jointly and severally, indemnify, defend and hold harmless each Buyer Indemnitee, and PSC and Acquisition shall, jointly and severally, indemnify, defend and hold harmless each Seller Indemnitee from and against any and all of the liabilities of the Seller and DQE, and PSC and Acquisition, respectively, as set forth below:

         (a) The Seller and DQE shall be liable for, shall pay to the appropriate Tax authorities (or shall pay to Utility, Development or Reynolds, as the case may be, as a reimbursement of Taxes paid to the appropriate Tax authorities for a Straddle Period (as defined below) Tax Return), and shall indemnify and hold the Buyer and the Company harmless against, all Taxes of the Company that relate to (i) the taxable periods ending before or on the Closing Date (other than Taxes attributable to transactions not in the ordinary course of business occurring after the Closing which are effectuated or initiated by the Buyer), (ii) any taxable period that includes but does not end on the Closing Date (a "Straddle Period"), but only to the extent that such Taxes relate to the portion of such Straddle Period up to and including the Closing Date, and (iii) any liability for Taxes of the consolidated group of which DQE is the common parent arising under Treasury Regulation section 1.1502-6 (or similar provision of state, local or foreign law). The Seller shall be entitled to all Tax refunds (including interest) attributable to the taxable periods for which it is liable; provided, that the Buyer shall elect under Treasury Regulation section 1.1502-21(b)(3)(ii) (or similar provision of state, local or foreign law) to relinquish, with respect to any net operating losses attributable to Utility, Development or Reynolds, or any Company Subsidiary, the portion of the carryback period for which any such corporation was a member of the consolidated group of which DQE is the common parent.

     (b) The Buyer shall be liable for, shall pay to the appropriate Tax authorities, and shall indemnify and hold the Seller and DQE harmless against all Taxes of the Company that relate to (i) the taxable periods that begin after the Closing Date (including, for this purpose, any Taxes attributable to transactions not in the ordinary course of business occurring after the Closing which are effectuated or initiated by the Buyer) and (ii) the portion of any Straddle Period commencing with the first (1st) day after the Closing Date. The Buyer shall be entitled to all Tax refunds (including interest) attributable to the taxable periods for which it is liable.

     (c) The obligations of the Parties to indemnify each other pursuant to this
Section 4.5 shall continue until the statutory period of limitations (taking into account any extensions or waivers thereof) for the assessment of Taxes, covered by this Section 4.5, has expired. Any payment due to an indemnified Party pursuant to this Section 4.5 shall be paid promptly by the indemnifying Party upon receipt of written notice.

     (d) Neither Party shall take any action the purpose and intent of which is to prejudice the defense of any claim subject to indemnification hereunder or to induce a third party to assert a claim subject to indemnification hereunder.

     (e) After the Closing, each of the Seller and the Buyer shall notify the chief tax officer of the other Party in writing (including by telecopier) within ten (10) calendar days of the receipt of any written notice of any pending or threatened Audit (as defined below) which, if determined adversely, could be grounds for indemnification under this Section 4.5 (a "Tax Claim"); provided, however, that any failure to give such notice shall not affect the rights of the Parties hereunder unless and to the extent such failure materially and adversely affects the indemnifying Party's right to participate in and defend such Tax

Claim. The Seller shall have the right at its expense to participate in and control the conduct of any Tax Claim of or attributable to the Company relating to taxable periods ending on or before the Closing Date and to employ counsel of its own choice at its expense; provided, however, that the Seller shall not settle any such Tax Claim or make or agree to any adjustment in any manner without the consent of the Buyer, which consent shall not be unreasonably withheld, conditioned or delayed; and provided, further, that the Buyer shall have the right to participate in (but not to control) such Tax Claim. If the Seller fails to participate in any Tax Claim of the Company relating to taxable periods ending on or before the Closing Date for which notice was provided pursuant to this Section 4.5(e), the Buyer may defend and settle such Tax Claim in such manner as it may deem appropriate in its sole discretion. Except as set forth above in the first sentence of this Section 4.5(e), the Buyer shall control the conduct of any Tax Claim of the Company relating to any taxable period ending after the Closing Date and may defend and settle such Tax Claim in such manner as it may deem appropriate in its sole discretion. The term "Audit" means any audit, assessment of Taxes, reassessment of Taxes, or other examination by any Governmental Authority or any judicial or administrative proceedings or appeal of such proceedings.

         (f) All indemnity payments made by the Seller to the Buyer, or by the Buyer to the Seller, pursuant to this Agreement shall, to the maximum extent permitted under the Code (or other applicable Tax law), be treated for all Tax purposes as adjustments to the consideration paid with respect to the Shares and the Integrated Assets.

     Section 4.6 Certain Litigation Indemnification and Related Matters.

         (a) Notwithstanding any other provision of this Agreement to the contrary, the Seller and DQE shall, jointly and severally, indemnify, defend and hold harmless each Buyer Indemnitee from and against any claims that were brought or could have been brought in (i) the litigation captioned Edward Wallace, et al. v. AquaSource, Inc., et al. (Cause No. 2001-05987), filed in the 270th Judicial District Court of Harris County, Texas (the "Class B Stock Litigation"), or any settlement or compromise relating thereto, (ii) the litigation captioned AquaSource, Inc. v. JPT Financial, Inc. and Acquisition Partners, Inc., (Cause No. 2001-31233), filed in the 270th Judicial District Court of Harris County, Texas (the "JPT Litigation"), or any settlement or compromise relating thereto, and (iii) any other claims involving the Seller's Class B Common Stock, or any settlement or compromise relating thereto. In addition, notwithstanding any other provision of this Agreement to the contrary, any right, title or interest that Utility, Development or Reynolds, or any Company Subsidiary, may have in or to any benefit resulting from or arising out of the Class B Stock Litigation or the JPT Litigation, including any benefits in the nature of claims or counterclaims, payments, insurance proceeds, settlements, awards, judgments and the like, shall be deemed to be Excluded Assets and, as such, shall be assigned to the Seller as contemplated by Section
6.3 of this Agreement.

(b) PSC and Acquisition acknowledge and agree that the Seller shall be entitled exclusively to control, defend, prosecute and settle the Class B Stock Litigation and the JPT Litigation and PSC and Acquisition agree that each of them will, and will cause their respective Subsidiaries (including, after the Closing Date, Utility, Development and Reynolds, and the Company Subsidiaries) and each of their Subsidiaries' officers, directors and employees, to cooperate fully in connection therewith, including, but not limited to, providing access to personnel and records. The Seller shall reimburse PSC, Acquisition and their Subsidiaries for any out-of-pocket expenses (i.e., travel, lodging, meals and related expenses) incurred by the them in cooperating with the Seller as contemplated by this Section 4.6(b), provided, however, that the Seller shall not reimburse PSC, Acquisition or their Subsidiaries, and PSC, Acquisition and their Subsidiaries shall not be entitled to reimbursement, for any portion of the wages, salary, benefits, overhead or other costs attributable to the officers, directors, employees and agents of PSC, Acquisition or their Subsidiaries whose cooperation may be required by this Section 4.6(b).

     Section 4.7 Certain Indemnification in Respect of Environmental Law.

         (a) Notwithstanding any other provision of this Agreement, the Seller and DQE shall, jointly and severally, indemnify, defend, reimburse, and hold harmless each Buyer Indemnitee from and against any and all Indemnifiable Losses arising out of or resulting from any of the following: (i) any breach of any representation or warranty made by the Seller in Section 3.11 or Section 3.19 hereof that is discovered within the Indemnity Period; (ii) any Third Party Claim (as defined in Section 4.4) asserted prior to the tenth (10th) anniversary of the Closing Date for any Pre-Closing Environmental Liability (as defined in Section 4.7(b)(ii)); and (iii) any First Party Environmental Claim (as defined in Section 4.7(b)(iv)) asserted prior to the tenth (10th) anniversary of the Closing Date for any Pre-Closing Violation or Contamination (as defined in
Section 4.7(b)(i)). Any and all Indemnifiable Losses arising out of or resulting from clauses (i), (ii), or (iii) above shall not be limited by the Indemnity Cap (as defined in Section 4.3(b)), but shall be subject to the Indemnity Basket (as defined in Section 4.3(b)).

         (b) As used in this Agreement:

                  (i) the term "Pre-Closing Violation or Contamination" means any and all cost and liability (other than Excepted Liabilities) arising out of or related to: (A) any violation of any Environmental Laws by the Seller, Utility, Development, Reynolds, or any of the Company Subsidiaries, or any presence in the environment, Release, threat of Release or any exposure of either an individual or the environment, of or to any Hazardous Substances at or under any of the Properties (as defined in Section 4.7(b)(iii)), which, for any of the foregoing, occurred on or before or existed as of the Closing Date, and
         (B) any post-Closing Date liabilities arising from any such pre-Closing Date violation, presence, Release, threat of Release or exposure.

                  (ii) the term "Pre-Closing Environmental Liability" means any and all cost and liability (other than Excepted Liabilities) arising out of or related to: (A) any presence in the environment, Release, threat of Release, or any exposure of either an individual or the environment, of or to any Hazardous Substances from, at, or under any of the Properties or otherwise arising in connection with the Company's current or former operations before the Closing Date; (B) the off-site transportation, storage, treatment, recycling, or Release of any Hazardous Substances generated or Released, before the Closing Date, by the Seller, Utility, Development, Reynolds, or any of the Company Subsidiaries, or any predecessor of such Persons; (C) any violation of any Environmental Laws by the Seller, Utility, Development, Reynolds, or any of the Company Subsidiaries at or under any of the Properties which, occurred on or before or existed as of the Closing Date; and (D) any post-Closing Date liabilities arising from any such pre-Closing Date violation or presence, Release, threat of Release or exposure.

                  (iii) the term "Properties" means any property currently or formerly owned, occupied, or leased by the Seller, Utility, Development, Reynolds or any Company Subsidiary.

                  (iv) the term "First Party Environmental Claim" means any claim, action, or proceeding, made or brought by any Buyer Indemnitee asserting either liability or the potential for liability under any Environmental Laws.

         (c) If, after the Closing Date, PSC, Acquisition or any Buyer
Subsidiary: (i) exacerbates any Release or threatened Release of Hazardous Substances specifically disclosed by the Seller to PSC or Acquisition existing on or before the Closing Date (a "Pre-Existing Release") or (ii) exacerbates any violation by the Seller, Utility, Development, Reynolds, or any of the Company

Subsidiaries of any Environmental Laws that existed as of the Closing Date (a "Pre-Existing Violation"), then the obligation of the Seller and DQE for any Buyer Indemnifiable Losses in respect of any such Pre-Existing Release or Pre-Existing Violation shall be reduced to the extent that PSC, Acquisition or any Buyer Subsidiary exacerbated such Pre-Existing Release or Pre-Existing Violation. PSC, Acquisition and the Buyer Subsidiaries shall not be considered to have exacerbated a Pre-Existing Release or Pre-Existing Violation by having their employees act, in the ordinary course of business, in the same manner that any employees of the Seller, Utility, Development, Reynolds, or any of the Company Subsidiaries acted in the ordinary course of business before the Closing Date (the "Pre-Existing Actions"); provided, however, that PSC, Acquisition and the Buyer Subsidiaries shall be considered to have exacerbated a Pre-Existing Release or Pre-Existing Violation by their inaction or failure to modify any Pre-Existing Actions to the extent required to comply with any applicable Environmental Laws.

         (d) Notwithstanding any other provision of this Agreement to the contrary, nothing in this Agreement is intended to restrict PSC, Acquisition or any Buyer Subsidiary from fulfilling its or their obligations to take appropriate actions as may be required by applicable Environmental Laws.

         (e) The right of any Buyer Indemnitee to indemnification under this
Section 4.7 shall be in addition to, and not in lieu of, any statutory rights which such Buyer Indemnitee has or may obtain under Environmental Laws.

         (f) For the avoidance of doubt, the Parties agree that the provisions of Section 4.3(d), Section 4.3(e), and all of Section 4.4 shall apply to the indemnity obligations set forth in this Section 4.7, provided, however, that for purposes of applying such provisions to this Section 4.7, (i) all references to the Indemnity Cap contained in such provisions shall be disregarded, and (ii) all references to Direct Claims shall be read to include First Party Environmental Claims.

                                   ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer represents and warrants to the Seller as follows:

     Section 5.1 Organization and Qualification.

         (a) Except as set forth in Section 5.1 of the schedule delivered by PSC to the Seller on the date hereof and attached to this Agreement (the "Buyer Disclosure Schedule") PSC, Acquisition and each of the Buyer Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization, has all requisite power and authority to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary other than in such jurisdictions where the failure to be in good standing or be so qualified is not reasonably likely to have a Buyer Material Adverse Effect (as defined in Section 5.1(b)).

         (b) As used in this Agreement, the term "Buyer Material Adverse Effect" shall mean any material adverse effect on the business, assets, financial condition or results of operations of the Buyer, taken as a whole, totaling in each instance $1,000,000; provided, however, that the term "Buyer Material Adverse Effect" shall not include (i) any such effect resulting from any change in law, rule, or regulation of any Governmental Authority that applies generally to similarly situated Persons, (ii) effects relating to or resulting from general changes in the industries in which the Buyer operates its assets or conducts its business, or (iii) any Permitted Financial Impact. The term "Buyer Subsidiary" shall mean a Subsidiary of the Buyer.

     Section 5.2 Authority; Non-Contravention; Statutory Approvals; Compliance.

         (a) Authority. Each of PSC and Acquisition has all requisite corporate power and authority (i) to enter into this Agreement and (ii) subject to the receipt of the applicable Buyer Required Statutory Approvals (as defined in Section 5.2(c)) and applicable Buyer Required Consents (as defined in Section 5.2(b)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by PSC, Acquisition and any Buyer Subsidiary as PSC may designate pursuant to Section 1.1 of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of PSC and Acquisition. No vote of, or consent by, the holders of any class or series of stock issued by PSC, Acquisition or any Buyer Subsidiary is necessary to authorize the execution and delivery by PSC and Acquisition of this Agreement or the consummation by PSC, Acquisition and any Buyer Subsidiary as PSC may designate pursuant to Section 1.1 of the transactions contemplated hereby. This Agreement has been duly executed and delivered by PSC and Acquisition and, assuming the due authorization, execution and delivery hereof by the Seller and DQE, constitutes the valid and binding obligation of PSC and Acquisition enforceable against them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (b) Non-Contravention. Except as set forth in Section 5.2(b)(i) of the Buyer Disclosure Schedule, the execution and delivery of this Agreement by PSC and Acquisition does not, and the consummation of the transactions contemplated hereby will not, result in a Violation pursuant to any provisions of (i) the articles of incorporation, by-laws or similar governing documents of PSC, Acquisition or any of the Buyer Subsidiaries, (ii) subject to obtaining the Buyer Required Statutory Approvals, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to PSC, Acquisition or any of the Buyer Subsidiaries or any of their respective properties or assets, or (iii) subject to obtaining the third-party consents set forth in Section 5.2(b)(iii) of the Buyer Disclosure Schedule (the "Buyer Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which PSC, Acquisition or any of the Buyer Subsidiaries is a party or by which they or any of their respective properties or assets may be bound or affected, except in the case of clause (ii) or (iii) for any such Violation which is not reasonably likely to have a Buyer Material Adverse Effect.

         (c) Statutory Approvals. Except as described in Section 5.2(c) of the Buyer Disclosure Schedule (the "Buyer Required Statutory Approvals"), no declaration, filing or registration with, or notice to or authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by PSC or Acquisition or the consummation by PSC, Acquisition or any of the Buyer Subsidiaries of the transactions contemplated hereby, except those which the failure to obtain is not reasonably likely to result in a Buyer Material Adverse Effect (it being understood that references in this Agreement to "obtaining" such Buyer Required Statutory Approvals shall mean (i) making such declarations, filings or registrations; (ii) giving such notices; (iii) obtaining such authorizations, consents or approvals; (iv) having such waiting periods expire as are necessary to avoid a violation of law) and
(v) having any applicable appeals period expire without any appeal being filed, or if such an appeal is filed, such appeal is fully and finally dismissed without the opportunity for further appeal.

         (d) Compliance. Except as set forth in Section 5.2(d)(i) or Section 5.3 of the Buyer Disclosure Schedule, or as disclosed in the Buyer SEC Reports (as defined below) filed prior to the date hereof, neither PSC, Acquisition nor any of the Buyer Subsidiaries is in violation of, or has been given notice of or been charged with any violation of, or to the knowledge of PSC or Acquisition is under investigation with respect to any violation of any law, statute, order, rule, regulation, ordinance, tariff, rate or judgment of any Governmental Authority, except for possible violations which are not reasonably likely to have a Buyer Material Adverse Effect or to prevent, materially delay or materially impair PSC's, Acquisition's or any Buyer Subsidiary's ability to consummate the transactions contemplated by this Agreement. Except as set forth in Section 5.2(d)(ii) of the Buyer Disclosure Schedule or as disclosed in the Buyer SEC Reports filed prior to the date hereof, PSC, Acquisition and the Buyer Subsidiaries have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted except those that the absence of which are not reasonably likely to have a Buyer Material Adverse Effect or to prevent, materially delay or materially impair the ability of PSC, Acquisition or any Buyer Subsidiary to consummate the transactions contemplated by this Agreement. Except as set forth in Section 5.2(d)(iii) of the Buyer Disclosure Schedule, neither PSC, Acquisition nor any Buyer Subsidiary is in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default by PSC, Acquisition or any Buyer Subsidiary under (i) their respective articles of incorporation or by-laws or (ii) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which they are a party or by which the PSC, Acquisition or any Buyer Subsidiary is bound or to which any of their property is subject, except for possible violations, breaches or defaults which are not reasonably likely to have a Buyer Material Adverse Effect or to prevent, materially delay or materially impair PSC's, Acquisition's or any Buyer Subsidiary's ability to consummate the transactions contemplated by this Agreement. As used in this Agreement, the term "Buyer SEC Reports" shall mean each report, schedule, registration statement and definitive proxy statement filed with the SEC by the Buyer, since December 31, 1999, pursuant to the requirements of the Securities Act or the Exchange Act.

     Section 5.3 Litigation. Except as set forth in Section 5.3 of the Buyer Disclosure Schedule, (a) there are no claims, suits, actions or proceedings before any court, governmental department, commission, agency, instrumentality or authority or any arbitrator, pending or, to the knowledge of the PSC or Acquisition, threatened, nor are there, to the knowledge of PSC or Acquisition, any investigations or reviews by any court, governmental department, commission, agency, instrumentality or authority or any arbitrator pending or threatened against, relating to or affecting the PSC, Acquisition or any Buyer Subsidiary, and (b) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to PSC, Acquisition or any Buyer Subsidiary except, in the case of both clause (a) and clause (b), for such that are not reasonably likely to have a Buyer Material Adverse Effect or reasonably likely to prevent, materially delay or materially impair PSC's, Acquisition's or any Buyer Subsidiary's ability to consummate the transactions contemplated by this Agreement.

     Section 5.4 Investigation by the Buyer; the Seller's Liability. Each of PSC and Acquisition has conducted its own independent investigation, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, software, technology and prospects of the Company, which investigation, review and analysis was done by PSC, Acquisition and their affiliates and, to the extent PSC or Acquisition deemed appropriate, by the officers, directors, employees, accountants, counsel, investment bankers, financial advisors and other representatives (collectively, "Representatives") of PSC. In entering into this Agreement, each of PSC and Acquisition acknowledges that it has relied solely upon the aforementioned investigation, review and analysis and not on any factual representations of the Seller or the Seller's Representatives (except the specific representations and warranties of the Seller set forth in Article III of this Agreement), and each of PSC and
Acquisition:

         (a) acknowledges that none of the Seller, Utility, Development, Reynolds, any Company Subsidiary or any of their respective directors, officers, shareholders, employees, affiliates, controlling Persons, agents, advisors or Representatives makes or has made any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information (including in materials furnished in the Seller's data room, in presentations by the Seller's management, on site visits or otherwise) provided or made available to PSC, Acquisition or their directors, officers, employees, affiliates, controlling Persons, advisors, agents or Representatives, and

         (b) agrees, to the fullest extent permitted by law, that none of the Seller, Utility, Development, Reynolds, any Company Subsidiary or any of their respective directors, officers, employees, shareholders, affiliates, controlling Persons, agents, advisors or Representatives shall have any liability or responsibility whatsoever to PSC, Acquisition or their directors, officers, employees, affiliates, controlling Persons, agents or Representatives on any basis (including in contract or tort, under federal or state securities laws or otherwise) based upon any information provided or made available, or statements made (including in materials furnished in the Seller's data room, in presentations by the Seller's management, on site visits or otherwise) to PSC, Acquisition or their directors, officers, employees, affiliates, controlling Persons, advisors, agents or Representatives (or any omissions therefrom), including in respect of the specific representations and warranties of the Seller set forth in this Agreement, except that the foregoing limitations shall not apply to (i) fraud or willful breach of this Agreement by the Seller or DQE, or (ii) the Seller insofar as the Seller makes the specific representations and warranties set forth in Article III of this Agreement, but always subject to the limitations and restrictions contained in Articles IV and X.

     Section 5.5 Acquisition of Shares; Ability to Evaluate and Bear Risk.

         (a) PSC is acquiring the Shares for investment and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the Shares. PSC acknowledges that the Shares have not been registered under the Securities Act and agrees that the Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and any applicable state securities laws, except pursuant to an exemption from such registration under the Securities Act and any applicable state securities laws.

         (b) PSC is able to bear the economic risk of holding the Shares for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Shares.

     Section 5.6 Financing. PSC has or will have available, prior to the Closing, sufficient cash in immediately available funds to pay the Purchase Price pursuant to Article I hereof and to consummate the transactions contemplated hereby.

     Section 5.7 Brokers or Finders. The Buyer has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

                                   ARTICLE VI
                     CONDUCT OF BUSINESS PENDING THE CLOSING

     Section 6.1 Covenants of the Seller. After the date hereof and prior to the Closing Date or earlier termination of this Agreement, the Seller agrees that, except as set forth in Section 6.1 of the Seller Disclosure Schedule and except as expressly contemplated in or permitted by (i) this Agreement, (ii) the business plan for the Company in the form delivered to the Buyer by the Seller on July 29, 2002 (as the same may be amended from time to time, but only to the extent that any such amendments do not result, or are not reasonably likely to result, in a Company Material Adverse Effect, the "Business Plan"), or (iii) or to the extent the Buyer shall otherwise consent in writing, which decision regarding consent shall be made as soon as reasonably practical, and which consent shall not be unreasonably withheld, conditioned or delayed:

         (a) the business of the Company shall be conducted in the ordinary and usual course in substantially the same manner as heretofore conducted, in material compliance with all applicable laws, statutes, ordinances and regulations, and, to the extent consistent therewith, each of the Seller (in respect of the Company), Utility, Development and Reynolds, and each Company Subsidiary, shall use its respective commercially reasonable efforts to preserve its business organization intact and maintain its existing Contracts, relations and goodwill with customers, suppliers, creditors, regulators, lessors, employees and business associates;

         (b) each of Utility, Development and Reynolds shall not (i) amend its articles of incorporation or by-laws; (ii) split, combine or reclassify its outstanding shares of capital stock; or (iii) declare, set aside or pay any dividend payable in cash, stock or property in respect of any of its capital stock except for dividends paid or payable by Utility in respect of Utility Preferred Shares, and except for dividends of Excluded Assets to the Seller as contemplated by Section 6.3;

         (c) neither Utility, Development nor Reynolds, nor any Company Subsidiary, shall (i) issue, sell, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of its capital stock of any class or any other property or assets; (ii) except for intercompany indebtedness incurred by the Seller that will not be reflected on the balance sheet of the Company at the Closing, indebtedness incurred in connection with the refinancing of the existing indebtedness to third parties of $11,500,000 as reflected on the June 30, 2002 Balance Sheet at a commercially reasonable cost of funds, transfer, lease, license, guarantee, sell, mortgage, pledge, dispose of or encumber any other property or assets (including capital stock of any Company Subsidiary) or incur or modify any indebtedness or other liability; or (iii) make any commitments for, make or authorize any capital expenditures (other than (A) those contemplated by the Business Plan, (B) capital expenditures not in excess of $7,500,000 in the aggregate incurred in connection with the repair or replacement of facilities destroyed or damaged due to casualty or accident (to the extent not covered by insurance), (C) as required by law or by any consent agreement with a Governmental Authority by which the Seller, Utility, Development or Reynolds, or any Company Subsidiary, or its or their assets, is bound, or (D) in amounts less than $500,000 individually and $1,000,000 in the aggregate in any calendar year); or (iv) other than the ordinary and usual course of business, make any acquisition of, or investment in, assets or stock of any other Person or entity in excess of $500,000 in the aggregate in any calendar year;

         (d) neither the Seller, Utility, Development or Reynolds, nor any Company Subsidiary, shall terminate, establish, adopt, enter into, make any new grants or awards of stock-based compensation or other benefits under, amend or otherwise modify any Company Plan or increase the salary, wage, bonus or other compensation of any directors, officers or employees except (i) for grants or awards to directors, officers and employees under existing Company Plans in such amounts and on such terms as are consistent with past practice, (ii) in the normal and usual course of business (which shall include normal periodic performance reviews and related plans and the provision of individual Company Plans consistent with past practice for newly hired or appointed officers and employees), or (iii) for actions necessary to satisfy existing contractual obligations under Company Plans existing as of the date hereof; provided, however, that the Seller shall have satisfied its obligations with respect to the Company Plans under this provision if the Seller or DQE maintains the Company Plans in such a manner as to comply with this provision;

         (e) the Seller, on behalf of the Company, shall maintain insurance in such amounts and against such risks and losses as are consistent with the insurance heretofore maintained by DQE, on behalf of the Company; provided, however, that the Seller shall have satisfied its obligations under this provision if DQE maintains such insurance on behalf of the Seller;

         (f) the Seller shall promptly provide PSC with copies of all filings made by the Seller, Utility, Development or Reynolds, or any Company Subsidiary, with, and inform PSC of any communications received from, any state or federal court, administrative agency, commission or other Governmental Authority in connection with this Agreement and the transactions contemplated hereby;

         (g) the Seller shall, and shall cause Utility, Development and Reynolds, and each Company Subsidiary, to, use all commercially reasonable efforts to promptly obtain all of the Seller Required Consents and the Seller Required Statutory Approvals. The Seller shall promptly notify PSC of any failure or prospective failure to obtain any such consents or approvals and shall provide to PSC copies of all of the Seller Required Consents and the Seller Required Statutory Approvals obtained by the Seller, Utility, Development and Reynolds, and each Company Subsidiary;

         (h) the Seller shall promptly provide PSC with copies of all notices of violation or proposed investigations involving the violation of any Environmental Laws by the Seller or the Company, and inform PSC of any communications received from, any state or federal court, administrative agency, commission or other Governmental Authority in connection with any such notice of violation or investigation;

         (i) the Seller shall promptly provide PSC with copies of all pleadings in any lawsuit, equity action or other legal proceeding involving the Seller (in respect of the Company) or the Company with an amount in controversy in excess of $50,000;

         (j) the Seller shall cause the Company to not enter into any contract or obligation extending beyond December 31, 2003 except for (i) the renewal or replacement of the Contracts included in the Integrated Assets on substantially similar or other commercially reasonable terms and conditions and (ii) other contract or obligations with an annualized value or liability not in excess of $25,000 unless PSC shall have first been provided a copy of such contract or obligation and a reasonable opportunity to comment on such contract or obligation prior to it becoming binding on the Company;

         (k) the Seller shall not, and the Seller shall not permit any of its Subsidiaries to, willfully take any action that would or is reasonably likely to result in a material breach of any provision of this Agreement, or in any of its representations and warranties set forth in this Agreement being untrue on and as of the Closing Date, or to unduly delay the Closing;

         (l) the Seller shall cause Utility, Development or Reynolds to accrue on their books any accrued and unpaid salary, bonus, vacation or other amounts due Affected Employee (as defined in Section 7.6(a)) for service prior to the Closing except for such salary, bonus, vacation or other amounts that are, or will be, paid by the Seller no later than thirty (30) calendar days following the Closing Date;

         (m) the Seller shall use all commercially reasonable efforts to remedy the failures to be duly qualified, validly existing and in good standing disclosed in Section 3.1(a) of the Seller Disclosure Schedule; and

         (n) the Seller shall from the date hereof until the Closing Date make capital expenditures in respect of the Company in such amounts for each calendar month from the date hereof until the Closing Date such that the cumulative amount of such capital expenditures are no less than the cumulative amount of capital expenditures for such months as set forth on Exhibit 6.1(n).

     Section 6.2 Covenants of the Buyer. After the date hereof and prior to the Closing Date or earlier termination of this Agreement, each of PSC and Acquisition agrees, as to itself and to each of the Buyer Subsidiaries, as follows except as expressly contemplated or permitted in this Agreement or to the extent the Seller shall otherwise consent in writing, which decision regarding consent shall be made as soon as reasonably practical, and which consent shall not be unreasonably withheld, conditioned or delayed:

         (a) PSC and Acquisition shall promptly provide the Seller with copies of all filings made by PSC or Acquisition or any of the Buyer Subsidiaries with, and inform the Seller of any communications received from, any state or federal court, administrative agency, commission or other Governmental Authority in connection with this Agreement and the transactions contemplated hereby;

         (b) PSC and Acquisition shall, and PSC shall cause the Buyer Subsidiaries to, use all commercially reasonable efforts to promptly obtain all of the Buyer Required Consents and the Buyer Required Statutory Approvals. PSC and Acquisition shall promptly notify the Seller of any failure or prospective failure to obtain any such consents or approvals and shall provide to the Seller copies of all of the Buyer Required Consents and the Buyer Required Statutory Approvals obtained by PSC, Acquisition or any Buyer Subsidiary to the Seller; and

         (c) PSC and Acquisition shall not, and PSC shall not permit any of the Buyer Subsidiaries to, willfully take any action that would or is reasonably likely to result in a material breach of any provision of this Agreement or in any of its representations and warranties set forth in this Agreement being untrue on and as of the Closing Date or to unduly delay the Closing.

     Section 6.3 Mutual Covenants of the Seller and the Buyer. Notwithstanding any other provision of this Agreement to the contrary, the Seller, PSC and Acquisition expressly agree that prior to the Closing, the Seller shall cause any and all of Utility's, Development's and Reynolds', and the Company Subsidiaries', right, title and interest in and to all of those assets set forth on Section 6.3 of the Seller Disclosure Schedule (collectively, the "Excluded Assets") to be assigned, and all such Excluded Assets to be delivered, by Utility, Development, Reynolds and the Company Subsidiaries, as applicable, to the Seller, DQE or such third party as the Seller may designate, and all of the obligations and liabilities of Utility, Development, Reynolds or any Company Subsidiary in respect of any such Excluded Assets shall be assumed by the Seller, DQE or such third party, as the case may be.

                                  ARTICLE VII
                              ADDITIONAL AGREEMENTS

     Section 7.1 Access to Company Information and Cooperation.

         (a) Upon reasonable notice, the Seller shall, and shall cause Utility, Development and Reynolds, and each Company Subsidiary, to, afford to the

Representatives of the Buyer reasonable access, during normal business hours throughout the period prior to the Closing Date, to all of the Seller's (in respect of the Company), Utility's, Development's and Reynolds', and the Company Subsidiaries', properties, books, contracts, commitments and records (including, but not limited to, Tax Returns) and, during such period, the Seller shall, and shall cause Utility, Development and Reynolds, and each Company Subsidiary, to, furnish promptly to the Buyer and its Representatives, (i) access to each report, schedule and other document filed or received by the Seller (in respect of the Company), Utility, Development or Reynolds, or any Company Subsidiary, pursuant to the requirements of federal or state securities laws or filed with or sent to any federal or state regulatory agency or commission and (ii) access to all information concerning the Seller (in respect of the Company), the Integrated Assets, Utility, Development or Reynolds, or any Company Subsidiary, and its or their respective directors and officers and such other matters as may be reasonably requested by the Buyer or its Representatives in connection with any filings, applications or approvals required or contemplated by this Agreement or for any other reason related to the transactions contemplated by this Agreement; provided, however, that (i) any such access shall be granted only in such a manner as not to interfere unreasonably with the Seller's business operations in respect of the Company or otherwise, (ii) upon being granted such access, the Buyer shall not interfere with the Seller's business operations in respect of the Company or otherwise, (iii) in granting any such access the Seller, Utility, Development and Reynolds, and the Company Subsidiaries, shall not be required to take any action that would constitute a waiver of any legal privilege, including the attorney-client privilege, the work product privilege and the self critical investigation privilege, and (iv) in granting any such access, the Seller, Utility, Development and Reynolds, and the Company Subsidiaries, shall not be required to provide the Buyer with access to any information which the Seller, Utility, Development or Reynolds, or any Company Subsidiary, is under a legal or contractual obligation to withhold from disclosure. The Buyer shall, and shall cause its Subsidiaries and Representatives to, hold in strict confidence all documents and information concerning the Seller or the Company furnished or made available to it in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement, dated January 23, 2001, entered into by and among the Seller, DQE and the Buyer (as amended on March 19, 2002, the "Confidentiality Agreement").

         (b) Between the date hereof and the Closing Date, the Parties shall reasonably cooperate with one another so as to inform one another of the condition of the Company and the status of the transactions contemplated by this Agreement. Toward that end, the Parties shall each appoint an officer-level employee to serve as the head of their transition team and shall use commercially reasonable efforts to hold regular meetings and/or conference calls so that the members of the Seller's and the Buyer's management and transition teams may discuss the Company and the transactions contemplated by this Agreement.

Section 7.2       Regulatory Matters.

         (a) HSR Filings. The Seller and the Buyer shall, as soon as practicable after the date hereof, file or cause to be filed with the Federal Trade Commission and the Department of Justice any notifications required to be filed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules and regulations promulgated thereunder with respect to the transactions contemplated hereby. The Seller and the Buyer will use all commercially reasonable efforts to respond on a timely basis to any requests for additional information made by either of such agencies.

         (b) Other Regulatory Approvals. The Seller and the Buyer shall cooperate and use all commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to use all commercially reasonable efforts to obtain all necessary permits, consents, approvals and authorizations of all Governmental Authorities necessary or advisable to obtain the Seller Required Statutory Approvals and the Buyer Required Statutory Approvals; provided, however, that the Seller and the Buyer shall cooperate and use all commercially reasonable efforts to prepare and file any such applications, notices, petitions, filings and other documents within sixty (60) calendar days after the date hereof and shall thereafter cooperate to diligently prosecute all such applications, notices, petitions, filings and other documents. To the extent any such applications, notices, petitions, filings or other documents require an allocation of the Purchase Price among the assets of the Company, the Seller and the Buyer shall make any such allocation in a manner that is consistent with any allocations made pursuant to Section 7.9 hereof. The Buyer shall be precluded from including in any application for regulatory approval contingencies relating to rate treatment of acquisition premiums.

     Section 7.3 Consents. The Seller and the Buyer agree to use all commercially reasonable efforts to obtain the Seller Required Consents and the Buyer Required Consents, respectively, and to cooperate with each other in connection with the foregoing.

     Section 7.4 Directors' and Officers' Indemnification.

         (a) Indemnification. To the fullest extent permitted by law, from and after the Closing Date, all rights to indemnification existing immediately prior to the Closing in favor of the current and former employees, agents, directors or officers of the Seller, Utility, Development and Reynolds, and each Company Subsidiary, (each, a "Company Indemnified Party" and, collectively, the "Company

Indemnified Parties") with respect to their activities as such prior to or on the Closing Date, as provided in the Seller's, Utility's, Development's and Reynolds', and each Company Subsidiary's, respective articles of incorporation, by-laws, other organizational documents or indemnification agreements in effect on the date of such activities or otherwise in effect on the date hereof, shall survive the Closing and shall continue in full force and effect for a period of not less than six (6) years from the Closing Date, provided that, in the event any claim or claims are asserted or made within such six (6) year period, all such rights to indemnification in respect of any claim or claims shall continue until final disposition of such claim or claims and provided further that, the Buyer's or any Buyer Subsidiary's indemnity obligation for a particular claim hereunder shall be reduced in respect of any Company Indemnified Party asserting such claim to the extent of any insurance proceeds actually received by such Company Indemnified Party in respect of such claim.

         (b) Successors. In the event that after the Closing Date, Utility, Development or Reynolds, or any of their successors or assigns (i) consolidates with or merges into any other Person or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person or entity, then and in either such case, proper provisions shall be made so that the successors and assigns of Utility, Development or Reynolds, as the case may be, shall assume the respective obligations of Utility, Development or Reynolds, as the case may be, set forth in this Section 7.4.

         (c) Insurance for Pre-Closing Period. For a period of six (6) years after the Closing Date, DQE or the Seller shall maintain policies of directors' and officers' liability insurance for those Persons covered by such policies maintained by the Seller (in respect of the Company), Utility, Development or Reynolds immediately prior to the Closing in respect of pre-Closing acts or omissions on terms no less favorable than the terms of any such current insurance coverage.

         (d) Benefit. The provisions of this Section 7.4 are intended to be for the benefit of, and shall be enforceable by, each Company Indemnified Party, his or her heirs and his or her representatives.

     Section 7.5 Public Announcements. The Buyer and the Seller shall consult with each other before issuing any press release with respect to this Agreement and the transactions contemplated hereby and shall not issue any such press release or make any such written public statement without the prior written consent of the other Party, which shall not be unreasonably withheld, delayed or conditioned, provided, however, that a Party may, without the prior written consent of the other Party, issue such press release or make such written public statement as the Party may determine, in good faith after consultation with counsel, is required by law or by obligations pursuant to any listing agreement with or rules of any national securities exchange, if it has used all commercially reasonable efforts to consult with the other Party.

     Section 7.6 Workforce Matters.

         (a) Neither Utility, Development, Reynolds nor any Company Subsidiary has any employees. The Buyer will make offers of employment, effective as of the Closing, to those employees of the Seller identified by mutual written agreement of the Seller and PSC as Affected Employees (such individuals, the "Affected Employees") such that such Affected Employees do not suffer an "employment loss" under the WARN Act (as defined below) as a result of such offers. The Buyer and the Seller acknowledge that if the Buyer makes appropriate offers to all Affected Employees, none of such Affected Employees will suffer an "employment loss" as defined under the WARN Act. As used in this Agreement, the term "WARN Act" shall mean the Worker Adjustment and Retraining Notification Act. In connection with the hiring process for Affected Employees, the Buyer shall comply with applicable laws pertaining to labor and employment, including, without limitation, Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans With Disabilities Act, the Rehabilitation Act and comparable state and local laws. If any Affected Employee is not hired by the Buyer as of the Closing or if the Buyer or any Affected Employee terminates such Affected Employee's employment as of or after the Closing, then the Buyer shall be responsible for any and all severance costs for all such Affected Employees, including payments owing under those agreements, plans or arrangements listed in Section 3.9(a) of the Seller Disclosure Schedule. As between the Seller and the Buyer, neither the Seller nor DQE shall be obligated to provide any severance or separation pay benefits to any Affected Employee on account of any termination of such Affected Employee's employment on or after the Closing Date. Neither Buyer nor its affiliates shall be responsible for providing severance benefits to any employee of Seller or its affiliates other than benefits payable in respect of Affected Employees in accordance with this Section 7.6(a). The Buyer shall be responsible for providing any continuation coverage required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), in respect of Affected Employees who experience a qualifying event (within the meaning of COBRA) before, on or after the Closing Date. The Seller shall be responsible for any notices required to be given under, or otherwise comply with, the WARN Act or similar statutes or regulations of any jurisdiction relating to any "plant closing" or "mass layoff" or similar triggering event ordered by the Seller with


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


respect to the Affected Employees prior to the Closing Date. The Buyer shall be responsible for any notices required to be given under, or otherwise comply with, the WARN Act or similar statutes or regulations of any jurisdiction relating to any "plant closing" or "mass layoff" or similar triggering event ordered by the Buyer or any Buyer Subsidiary with respect to the Affected Employees on and after the Closing Date. For the avoidance of doubt, for purposes here, the Parties intend for the "effective date" within the meaning of the WARN Act to refer to and mean the Closing Date. To the extent possible, the Buyer and the Seller agree to treat the Buyer as a "successor employer" and the Seller or one or more of its affiliates as a "predecessor employer" within the meaning of Sections 3121(a)(1) and 3306(b)(1) of the Code, with respect to Affected Employees, for purposes of Taxes imposed under the United States Federal Unemployment Tax or the United States Federal Insurance Contributions Act.

         (b) The Buyer expressly agrees that without the Seller's consent, (i) from the date hereof until the first (1st) anniversary of the Closing Date, it will not directly solicit for employment or employ any employees of the Seller who are not Affected Employees, and (ii) from the Closing Date until the first
(1st) anniversary of the Closing Date, it will cause the Company and the Company Subsidiaries and any Buyer Subsidiaries not to directly solicit for employment or employ any employees of the Seller who are not Affected Employees; provided that nothing herein shall prohibit the Buyer or any of its affiliates from placing advertisements for employment. The Seller expressly agrees that without PSC's consent, (i) from the date hereof until the first (1st) anniversary of the Closing Date, it will not directly solicit for employment any of the Affected Employees or employ after the Closing Date any of the Affected Employees actually hired by the Buyer, and (ii) from the Closing Date until the first anniversary of the Closing Date, it will cause its affiliates to not, and require in any agreement entered into for the sale of any of its operations that any purchaser of such operations will not, directly solicit for employment any of the Affected Employees or employ after the Closing Date any of the Affected Employees actually hired by the Buyer; provided that nothing herein shall prohibit the Seller or any of its affiliates or any purchaser of the Seller's operations from placing advertisements for employment.

     Section 7.7 Employee Benefit Plans.

         (a) Continued Employment; Service Credit. Except as otherwise provided herein, the Buyer shall not assume any Company Plan, nor shall there be any transfer of assets or liabilities of any Company Plan to any plan, program or arrangement maintained by the Buyer or any of its affiliates. If any Affected Employee becomes a participant in any employee benefit plan, practice or policy of the Buyer or any of its affiliates, such Affected Employee shall be given credit under such plan for all service prior to the Closing Date with the Company, any of its affiliates, any ERISA Affiliate or any predecessor employer to the extent such credit was given by the Company, any of its affiliates, any ERISA Affiliate or any predecessor employer under a Company Plan, and all service with the Buyer or any of its affiliates on and after the Closing Date but prior to the time such employee becomes such a participant, for purposes of determining eligibility and vesting and for purposes of severance and vacation. As of the Closing, the Company and its affiliates shall cease to provide coverage and benefits for Affected Employees and their dependents and beneficiaries under any benefit plan maintained by the Seller or DQE or any of their respective affiliates, except as required by applicable law.

         (b) Continuation of Agreements. Section 7.7(b) of the Seller Disclosure Schedule lists all contracts, agreements and commitments of the Seller, Utility, Development or Reynolds, or any Company Subsidiary in effect as of the date hereof that apply to any Affected Employee (each, a "Section 7.7(b) Agreement"). The Buyer shall, and shall cause Utility, Development and Reynolds, and each Company Subsidiary, to assume and honor each Section 7.7(b) Agreement in accordance with its terms; provided, however, that this undertaking is not intended to prevent the Seller, Utility, Development or Reynolds, or any Company Subsidiary, from enforcing a Section 7.7(b) Agreement in accordance with its terms, including, without limitation, any reserved right to amend, modify, suspend, revoke or terminate the Section 7.7(b) Agreement or portion thereof.

     Section 7.8 Tax Treatment.

         (a) Neither the Seller nor the Buyer shall make or file any election under Section 338 of the Code or any corresponding provision of state or local Tax law with respect to the purchase of the Shares and for the stock of each Company Subsidiary pursuant to this Agreement.

         (b) Utility, Development and Reynolds will each elect under Section 168(k)(2)(C)(iii) of the Code not to deduct additional first (1st) year depreciation for any water utility property placed in service during taxable years that include any period from September 11, 2001 through the Closing Date.

     Section 7.9 Allocation of Consideration.

         (a) The consideration attributable to the purchase of the Shares and the Integrated Assets shall be allocated among the Shares and the Integrated Assets as set forth in Exhibit 7.9 hereto, in compliance with Section 1060 of the Code and the regulations promulgated thereunder. Within thirty (30) calendar days after the determination of the adjustments pursuant to Article I, the Seller shall deliver to the Buyer a schedule (the "Adjustment Schedule") allocating said adjustments among the Shares and the Integrated Assets.

         (b) The Buyer may dispute any allocation set forth on the Adjustment Schedule; provided, however, that (i) the Buyer shall not dispute any of the



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

original allocations set forth in Exhibit 7.9 and (ii) the Buyer shall notify the Seller in writing (the "Allocation Dispute Notice") of each disputed item, specifying the allocation in dispute and setting forth, in reasonable detail, the basis for such dispute within thirty (30) calendar days of the Buyer's receipt of the Adjustment Schedule. The Buyer shall submit only one Allocation Dispute Notice containing all disputed allocations. In the event of such a dispute, the Buyer and the Seller shall attempt to reconcile their differences and any resolution by them as to any disputed allocations shall be final, binding and conclusive. If the Buyer and the Seller are unable to reach a resolution with such effect within thirty (30) calendar days of the receipt by the Seller of the Allocation Dispute Notice, the Buyer and the Seller shall submit the items remaining in dispute for resolution to a nationally recognized accounting firm, mutually acceptable to both the Seller and PSC, which shall, within thirty (30) calendar days after submission, determine and report to the Parties upon such remaining disputed allocations, and such report shall be final, binding and conclusive on the Parties hereto. All costs and expenses of the nationally recognized accounting firm relating to the disputed allocations shall be borne equally by the Buyer and the Seller.

         (c) Upon agreement of the Parties with respect to the Adjustment Schedule, or the completion of a report prepared by a nationally recognized accounting firm pursuant to Section 7.9(b), a schedule (the "Final Allocation Schedule") setting forth the allocation among the Shares and the Integrated Assets as specified in Section 7.9(a) and modified pursuant to Section 7.9(b) shall be prepared by the Parties. Each of the Buyer and the Seller shall (i) timely file with each relevant Tax authority all forms and Tax Returns required to be filed in connection with the allocation set forth in the Final Allocation Schedule (including Internal Revenue Service Form 8594), (ii) be bound by such allocation for purposes of determining Taxes, (iii) prepare and file, and cause their respective affiliates to prepare and file, their Tax Returns on a basis consistent with such allocation, and (iv) not take any position, or cause their respective affiliates to take any position, inconsistent with such allocation on any Tax Return, in any audit or proceeding before any Tax authority or in any report made for Tax purposes; provided, however, that, notwithstanding anything in this Section 7.9 to the contrary, the Parties shall be permitted to take a position inconsistent with that set forth in this Section 7.9 if required to do so by a final and unappealable decision, judgment, decree or other order by any court of competent jurisdiction. In the event that any of such allocations are disputed by any Tax authority, the Seller or the Buyer, as the case may be, receiving notice of the dispute shall promptly notify the Seller or the Buyer, as the case may be, not receiving notice of the dispute.

     Section 7.10 Tax Returns. The Seller shall prepare and file, or cause to be prepared and filed, when due all Tax Returns that are required to be filed by or with respect to all or any portion of the Company for taxable years or periods ending on or before the Closing Date. PSC shall prepare and file, or cause to be prepared and filed, when due all Tax Returns that are required to be filed by or with respect to all or any portion of the Company for taxable years or periods ending after the Closing Date. Any Tax Return required to be filed by PSC, Acquisition or any Buyer Subsidiary relating to any Straddle Period shall be prepared based on past practice and submitted (with copies of any relevant schedules, work papers and other documentation then available) to the Seller for the Seller's approval not less than thirty (30) calendar days prior to the due date for the filing of such Tax Return, which approval shall not be unreasonably withheld. The Seller and PSC shall make available all books and records and cooperate with each other as reasonably necessary for the preparation and filing of any Tax Returns relating to all or any portion of the Company.

     Section 7.11 Transfer Taxes. Notwithstanding any other provision of this Agreement to the contrary, the Buyer and the Seller shall bear equally (a) all transfer (including real property transfer and documentary transfer) Taxes and fees imposed with respect to the transactions contemplated hereby and (b) all sales, use, gains (including state and local transfer gains), excise and other transfer or similar Taxes imposed with respect to the transactions contemplated hereby. The Seller shall execute and deliver to PSC, and PSC shall execute and deliver to the Seller at the Closing any certificates or other documents as the requesting Party may reasonably request in order to perfect any exemption from any such transfer, documentary, sales, use, gains, excise or other Taxes, or to otherwise comply with any applicable reporting requirements with respect to any such Taxes.

     Section 7.12 Financial Information.

         (a) After the Closing, upon reasonable written notice, the Buyer and the Seller shall furnish or cause to be furnished to each other and their respective accountants, counsel and other Representatives, during normal business hours, such information (including records pertinent to the Company) as is reasonably necessary for financial reporting and accounting matters.

     The Buyer shall retain all of the books and records of the Integrated Assets, Utility, Development and Reynolds, and the Company Subsidiaries, for a period of ten (10) years after the Closing Date or such longer time as may be required by law. After the end of such period, before disposing of such books or records, the Buyer shall give notice to such effect to the Seller and give the Seller an opportunity to remove and retain all or any part of such books or records as the Seller may select.

     Section 7.13 Transition Services. Within one hundred eighty (180) calendar days of the date hereof, the Parties shall use all commercially reasonable effects to enter into one or more definitive agreements pursuant to which DQE or the Seller shall provide to the Buyer, for a period of six months following the Closing Date, any or all services previously provided by DQE or the Seller, respectively, to the Company prior to the Closing Date including, but not limited to: (i) accounting services (specifically the Lawson System), (ii) information technology services, (iii) data processing services, and (iv) such other services and products as shall be mutually agreed to by the Parties, in each case to the extent that DQE or the Seller is able to provide such services without any undue hardship on DQE or the Seller and in all cases at a price for any such services that is equal to DQE's or the Seller's actual cost for such services, as the case may be, to be paid on a monthly basis by the Buyer to DQE or the Seller.

     Section 7.14 Update of the Seller Disclosure Schedule. The Seller may from time to time prior to or on the Closing Date by notice in accordance with this Agreement supplement or amend the Seller Disclosure Schedule, including one or more supplements or amendments to correct any matter that would otherwise constitute a breach of any representation, warranty or covenant contained herein. If the Seller Disclosure Schedule is updated pursuant to this provision so as to disclose additional liabilities or obligations of the Company that, in the aggregate, exceed $15,000,000 (except for those liabilities or obligations resulting from (i) any change in law, rule or regulation of any Governmental Authority that applies generally to similarly situated Persons, (ii) general changes in the industries in which the Company operates its assets or conducts its business, and (iii) a Permitted Financial Impact), then the Buyer shall have the right to terminate this Agreement pursuant to Section 9.1(f). Notwithstanding any other provision hereof to the contrary, the Seller Disclosure Schedule and the representations and warranties made by the Seller shall be deemed for all purposes to include and reflect such supplements and amendments as of the date hereof and at all times thereafter, including the Closing Date.

     Section 7.15 Surety Bonds.

         (a) After the Closing, PSC shall, and shall cause Utility, Development and Reynolds to, use all commercially reasonable efforts to recover and replace those surety bonds listed in Exhibit 7.15(a) and to have such surety bonds returned to Seller within ninety (90) calendar days of the Closing Date.

         (b) Each of PSC and Acquisition expressly acknowledges that, after the Closing, the Seller and/or DQE may cancel those surety bonds listed in Exhibit 7.15(b) without notice PSC or Acquisition, subject to the terms of the bond documents.


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

     Section 7.16 Governmental Taking.

         (a) Between the date hereof and the Closing Date, the Seller shall immediately notify PSC if a Governmental Authority commences condemnation, expropriation, eminent domain or similar proceedings affecting all or any portion of any real property, franchise, service territory or operations of the Company (a "Condemnation Proceeding"). Except for any Condemnation Proceeding in respect of Utility Center, Inc.'s "North System" (a "North System Condemnation") between the date hereof and the Closing Date, the Seller shall not enter into any Condemnation Proceeding settlement with the Governmental Authority that commences such Condemnation Proceeding without the prior written consent of PSC unless (i) the settlement pays the Seller at least Rate Base as compensation from the Governmental Authority in connection with the subject Condemnation Proceeding, (ii) the Seller shall deposit any monies resulting from any such settlement into a separate escrow account and (iii) the Seller shall cause such monies to be transferred from the Seller to the Company immediately prior to the Closing Date.

         (b) Except for a North System Condemnation, between the date hereof and the Closing Date, with respect to any Condemnation Proceeding that is not resolved pursuant to a settlement and results in a governmental taking, (i) the Seller shall deposit any monies resulting from any such governmental taking into a separate escrow account and (ii) the Seller shall cause such monies to be transferred from the Seller to the Company immediately prior to the Closing Date.

         (c) Between the date hereof and the Closing Date, with respect to any North System Condemnation, the Seller shall not enter into any settlement without the prior written consent of PSC unless (i) the settlement pays the Seller at least Rate Base of the North System as compensation from the Governmental Authority in connection with the North System Condemnation, (ii) the Seller shall deposit any monies resulting from any such settlement that do not exceed said Rate Base into a separate escrow account, together with fifty percent (50%) of the monies resulting from any such settlement that do exceed said Rate Base and (iii) the Seller shall cause such monies to be transferred from the Seller to the Company immediately prior to the Closing Date; provided, however, that the Seller shall be entitled to retain as an Excluded Asset or otherwise fifty percent (50%) of any monies resulting from any such settlement that exceeds said Rate Base.

         (d) Between the date hereof and the Closing Date, with respect to any North System Condemnation that is not resolved pursuant to a settlement and results in a governmental taking, (i) the Seller shall deposit any monies resulting from any such taking that do not exceed the Rate Base of the North System into a separate escrow account, together with fifty percent (50%) of any monies resulting from any such governmental taking that do exceed said Rate Base; provided, however, that the Seller shall be entitled to retain as an Excluded Asset or otherwise fifty percent (50%) of any monies resulting from any such governmental taking that exceeds said Rate Base.

         (e) As used in this Section 7.16, the term "Rate Base" shall mean Rate Base with respect to a particular portion of real property, franchise, service territory or operations.

     Section 7.17 AquaSource Name. The Seller and the Buyer acknowledge that as a result of the consummation of the transactions contemplated by this Agreement, on and after the Closing Date neither the Buyer nor the Company shall have any right, title or interest in and to the name and mark "AquaSource" or any derivations thereof. Notwithstanding the foregoing, the Seller agrees that on the Closing Date, and continuing until the first (1st) anniversary of Closing Date, it shall grant the Buyer, in respect of Utility, Development and Reynolds, and the Company Subsidiaries, a non-exclusive, fully-paid license to use the name "AquaSource" or any derivations thereof that may have been used by the Company on the date hereof anywhere in the United States of America and that upon the expiration of such one year period, the Buyer shall, for a period not to exceed ninety (90) calendar days, have the right to purchase Seller's right, title and interest in and to the name "AquaSource", as well as any and all federal or state applications and/or registrations thereof, for a purchase price of $100,000. Within ninety (90) calendar days of the execution of this Agreement, the Seller and PSC shall use all commercially reasonable efforts to enter into an appropriate written agreement for the license and option to purchase the name and mark "AquaSource" as contemplated by this Section 7.17.

     Section 7.18 General and Automobile Liability Insurance. The Seller agrees to use commercially reasonable efforts to have its general and automobile liability insurance policies for the twenty-four (24) months immediately following the Closing Date endorsed to make PSC and Acquisition an additional insured under such policies with respect to occurrences involving the Company and the Integrated Assets occurring prior to the Closing Date; provided, however, that the Seller shall have satisfied its obligations under this provision if DQE uses commercially reasonable efforts to have its general and automobile liability insurance so endorsed. PSC and Acquisition agree to use commercially reasonable efforts to have their general and automobile liability insurance policies for the twenty-four (24) months immediately following the Closing Date endorsed to make the Seller an additional insured under such policies with respect to occurrences involving the Company and the Integrated Assets occurring after the Closing Date.

     Section 7.19 Further Assurances. Each Party will, and will cause its Subsidiaries to, execute such further documents or instruments and take such further actions as may reasonably be requested by any other Party in order to consummate the transaction contemplated hereby in accordance with the terms hereof or otherwise perform those obligations required hereunder. In the event that any Integrated Asset to be conveyed, assigned, transferred and delivered hereunder to the Buyer shall not have been so conveyed, assigned, transferred and delivered to the Buyer at the Closing, the Parties shall use all commercially reasonable efforts to so convey, assign, transfer and deliver such Integrated Asset to the Buyer and to cause the Buyer to assume all Integrated Liabilities associated therewith as promptly as is practicable following the Closing Date.

                                  ARTICLE VIII
                                   CONDITIONS

     Section 8.1 Conditions to Each Party's Obligation to Effect the Closing. The respective obligations of each Party to effect the Closing shall be subject to the satisfaction on or prior to the Closing Date of the following conditions, except, to the extent permitted by applicable law, that such conditions may be waived in writing pursuant to Section 10.3 by the joint action of the Parties hereto:

         (a) No Injunction. No application for a temporary restraining order or preliminary or permanent injunction or other order by any federal or state court preventing consummation of the transactions contemplated hereby shall have been applied or petitioned for and not dismissed with prejudice, and the transactions contemplated hereby shall not have been prohibited under any applicable federal or state law or regulation.

         (b) Statutory Approvals. The Seller Required Statutory Approvals and the Buyer Required Statutory Approvals shall have been obtained at or prior to the Closing Date, such approvals shall have become Final Orders (as defined below) and such Final Orders shall not, individually or in the aggregate, impose terms or conditions (other than the preclusion of recovery of an acquisition premium) which would have a material adverse effect on the business, operations, properties, assets, financial condition, or results of operations of the Company and the Buyer and their respective Subsidiaries taken as a whole. A "Final Order" means action by the relevant regulatory authority which has not been reversed, stayed, enjoined, set aside, annulled or suspended, with respect to which any waiting period prescribed by law before the transactions contemplated hereby may be consummated has expired, as to which all conditions to the consummation of such transactions prescribed by law, regulation or order have been satisfied and having any applicable appeals period expire without any appeal being filed, or if such an appeal is filed, such appeal is fully and finally dismissed without the opportunity for further appeal.

         (c) Assignment and Delivery of Excluded Assets and Assumption of Related Liabilities. All of Utility's, Development's, Reynolds, and the Company Subsidiaries' right, title and interest in and to the Excluded Assets shall have been assigned, and all such Excluded Assets shall have been delivered, to the Seller or such third party as the Seller may designate, and the Seller or such third party, as the case may be, shall have assumed all of the obligations and liabilities of Utility, Development, Reynolds and the Company Subsidiaries in respect of such Excluded Assets, as contemplated by Section 6.3 of this Agreement.

     Section 8.2 Conditions to Obligation of the Buyer to Effect the Closing. The obligation of the Buyer to effect the Closing shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by the Buyer in writing pursuant to Section 10.3:

         (a) Performance of Obligations of the Seller. The Seller and/or the Company will have performed in all material respects its agreements and covenants contained in or contemplated by this Agreement which are required to be performed by it at or prior to the Closing.

         (b) Representations and Warranties of the Seller. The representations and warranties of the Seller set forth in this Agreement shall be true and correct (i) on and as of the date hereof and (ii) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except for representations and warranties that expressly speak only as of a specific date or time which need only be true and correct as of such date or time) except in each of cases (i) and (ii) for such failures of representations or warranties to be true and correct (without giving effect to any materiality qualification or standard contained in any such representations and warranties) which would not result in a Company Material Adverse Effect.

         (c) Closing Certificate of the Seller. The Buyer shall have received a certificate signed by a duly authorized officer of the Seller, dated as of the Closing Date, to the effect that, to the best of such officer's knowledge, the conditions set forth in Section 8.2(a) and Section 8.2(b) have been satisfied.

         (d) Material Adverse Effect on the Company. There shall exist no facts or circumstances that would result in a material adverse effect on the business, assets, financial condition or results of operations of the Company totaling, in the aggregate, $15,000,000 or more other than those facts or circumstances which result from (i) any change in law, rule, or regulation of any Governmental Authority that applies generally to similarly situated Persons, (ii) general changes in the industries in which the Company operates its assets or conducts its businesses or (iii) any Permitted Financial Impact.


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



         (e) The Seller Required Consents. The Seller Required Consents, the failure of which to obtain would have a Company Material Adverse Effect, shall have been obtained.

         (f) Intercompany Debt. There shall be no intercompany indebtedness on the balance sheet of the Company.

     Section 8.3 Conditions to Obligation of the Seller to Effect the Closing. The obligation of the Seller to effect the Closing shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by the Seller in writing pursuant to Section 10.3:

         (a) Performance of Obligations of the Buyer. The Buyer (and/or its appropriate Subsidiaries) will have performed in all material respects its agreements and covenants contained in or contemplated by this Agreement which are required to be performed by it at or prior to the Closing Date.

         (b) Representations and Warranties of the Buyer. The representations and warranties of PSC and Acquisition set forth in this Agreement shall be true and correct (i) on and as of the date hereof and (ii) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except for representations and warranties that expressly speak only as of a specific date or time which need only be true and correct as of such date or time) except in each of cases (i) and (ii) for such failures of representations or warranties to be true and correct (without giving effect to any materiality qualification or standard contained in any such representations and warranties) which would not result in a Buyer Material Adverse Effect.

         (c) Closing Certificates of the Buyer. The Seller shall have received certificates signed by a duly authorized officer of PSC and Acquisition, dated as of the Closing Date, to the effect that, to the best of such officer's knowledge, the conditions set forth in Section 8.3(a) and Section 8.3(b) have been satisfied.

         (d) Buyer Material Adverse Effect. No Buyer Material Adverse Effect shall have occurred and there shall exist no fact or circumstance that would result in a material adverse effect material adverse effect on the business, assets, financial condition or results of operations of the Buyer totaling, in the aggregate, $15,000,000 or more other than those facts or circumstances which result from (i) any change in law, rule, or regulation of any Governmental Authority that applies generally to similarly situated Persons, (ii) general changes in the industries in which the Buyer operates its assets or conducts its business, or (iii) any Permitted Financial Impact.


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


         (e) Buyer Required Consents. The Buyer Required Consents, the failure of which to obtain would have a Buyer Material Adverse Effect, shall have been obtained.

                                   ARTICLE IX
                                   TERMINATION

     Section 9.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

         (a) by mutual written consent of the Seller and PSC;

         (b) by PSC or the Seller, if any state or federal law, order, rule or regulation is adopted or issued, which has the effect, as supported by the written opinion of outside counsel for such Party, of prohibiting the Closing, or by PSC or the Seller, if any court of competent jurisdiction in the United States or any state shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the Closing, and, in either case, if such order, rule, regulation, judgment or decree shall have become final and nonappealable;

         (c) by PSC or the Seller, by written notice to the other Party, if the Closing Date shall not have occurred on or before December 31, 2003 (the "Termination Date"); provided, however, that the right to terminate the Agreement under this Section 9.1 shall not be available to any Party whose failure (or whose affiliate's failure) to fulfill any obligation under this Agreement shall have proximately caused the failure of the Closing Date to occur on or before such date;

         (d) by PSC, by written notice to the Seller, if there shall have been any breach or breaches of any representations or warranties, or any breach or breaches of any covenants or agreements of the Seller or DQE hereunder, which breach or breaches would, taken together, result in a material adverse effect on the business, assets, financial condition or results of operations of the Company totaling, in the aggregate, $15,000,000 or more except for those breaches resulting from (i) any change in law, rule, or regulation of any Governmental Authority that applies generally to similarly situated Persons,
(ii) general changes in the industries in which the Company operates its assets or conducts its businesses or (iii) any Permitted Financial Impact, and such breach or breaches shall not have been remedied within thirty (30) calendar days after receipt by the Seller of notice in writing from PSC, specifying the nature of such breach or breaches and requesting that it or they be remedied, or PSC shall not have received adequate assurance of a cure of such breach or breaches within such thirty (30) calendar day period;

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

         (e) by the Seller, by written notice to PSC, if there shall have been any breach or breaches of any representations or warranties, or any breach or breaches of any covenants or agreements of PSC or Acquisition hereunder, which breach or breaches would, taken together, result in a material adverse effect on the business, assets, financial condition or results of operations of the Company totaling, in the aggregate, $15,000,000 or more except for those breaches resulting from (i) any change in law, rule, or regulation of any Governmental Authority that applies generally to similarly situated Persons,
(ii) general changes in the industries in which the Company operates its assets or conducts its businesses or (iii) any events or circumstances that are taken into consideration in adjusting the Purchase Price, and such breach or breaches shall not have been remedied within thirty (30) calendar days after receipt by PSC of notice in writing from the Seller, specifying the nature of such breach or breaches and requesting that it or they be remedied, or the Seller shall not have received adequate assurance of a cure of such breach or breaches within such thirty (30) calendar day period; or

         (f) by PSC if the Seller Disclosure Schedule is updated so as to disclose additional liabilities or obligations of the Company that, in the aggregate, exceed $15,000,000 (except for those liabilities or obligations resulting from (i) any change in law, rule, or regulation of any Governmental Authority that applies generally to similarly situated Persons, (ii) general changes in the industries in which the Company operates its assets or conducts its businesses or (iii) any events or circumstances that are taken into consideration in adjusting the Purchase Price).

     Section 9.2 Effect of Termination. In the event of termination of this Agreement by either the Seller or the Buyer pursuant to Section 9.1 there shall be no liability on the part of either the Seller or the Buyer or their respective officers or directors hereunder, except (a) for fraud or for willful breach of this Agreement prior to such termination or abandonment of the transactions and (b) that Sections 10.2, 10.4, 10.8, 10.9, 10.10, 10.13, and the agreement contained in the last sentence of Section 7.1(a) shall survive the termination.

                                   ARTICLE X
                               GENERAL PROVISIONS

     Section 10.1 Survival of Obligations. The representations and warranties of the Parties contained in this Agreement shall survive the Closing until the second (2nd) anniversary of the Closing Date. None of the covenants, obligations or agreements of the Parties contained in this Agreement or in any instrument, certificate, opinion or other writing provided for herein, shall survive the Closing; provided, however, that, notwithstanding the foregoing, the covenants of the Seller and the Buyer contained in Sections 1.3(b), 1.4(b), 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12, 7.13, 7.15, 7.16, 7.17, 7.18 and 7.19, the last sentence of Section 7.1(a) and all of Articles IV and X shall survive the Closing.


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     Section 10.2 Amendment and Modification. This Agreement may be amended, modified and supplemented in any and all respects, but only by a written instrument signed by each of the Parties hereto expressly stating that such instrument is intended to amend, modify or supplement this Agreement.

     Section 10.3 Extension; Waiver. Any failure of any of the Parties to comply with any obligation, covenant, agreement or condition herein, and any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and any time for the performance of any of the obligations or other acts of a Party hereto, may be waived or extended, as the case may be, but only pursuant to a written instrument signed by all Parties entitled to the benefits thereof; provided, however, that any such waiver or extension of such obligation, covenant, agreement or condition, or inaccuracy, shall not operate as a waiver of, or estoppel with respect to, any subsequent failure to comply therewith. The failure of any Party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

     Section 10.4 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses except that the Seller and the Buyer shall each bear 50% of the fee payable in connection with the filing required by the HSR Act.

     Section 10.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) when delivered personally, (b) when sent by reputable overnight courier service, or (c) when telecopied (which is confirmed by copy sent within one (1) business day by a reputable overnight courier service) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

                           (i)      If to the Seller, to

                                    AquaSource, Inc.
                                    c/o DQE, Inc.
                                    411 Seventh Avenue
                                    Pittsburgh, Pennsylvania  15219

                                    Telecopier No.:  412-393-1071
                                    Telephone No.:  412-393-1143
                                    Attention:  David R. High, Esq.

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

                                    with a copy to

                                    Skadden, Arps, Slate, Meagher & Flom LLP
                                    1440 New York Avenue, N.W.
                                    Washington, D.C. 20005

                                    Telecopier No.:  (202) 393-5760
                                    Telephone No.:  (202) 371-7000
                                    Attention:  Erica Ward, Esq.

                           (ii)     if to DQE, to

                                    DQE, Inc.
                                    411 Seventh Avenue
                                    Pittsburgh, Pennsylvania  15219

                                    Telecopier No.:  412-393-1071
                                    Telephone No.:  412-393-1143
                                    Attention: David R. High, Esq.

                                    with a copy to

                                    Skadden, Arps, Slate, Meagher & Flom LLP
                                    1440 New York Avenue, N.W.
                                    Washington, D.C.  20005

                                    Telecopier No.:  (202) 393-5760
                                    Telephone No.:  (202) 371-7000
                                    Attention:  Erica Ward, Esq.

                           (iii)    if to PSC, to

                                    Philadelphia Suburban Corporation
                                    762 West Lancaster Avenue
                                    Bryn Mawr, Pennsylvania  19010-3489

                                    Telecopier No.:  (610) 645-1061
                                    Telephone No.:  (610) 525-1400
                                    Attention:  Nicholas DeBenedictis
                                                Chairman, President and
                                                Chief Executive Officer

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


                                    with a copy to

                                    Reed Smith LLP
                                    2500 One Liberty Place
                                    1650 Market Street
                                    Philadelphia, Pennsylvania  19103-7301

                                    Telecopier No.:  (215) 851-1420
                                    Telephone No.:  (215) 851-8130
                                    Attention:  Peter J. Tucci, Esq.

                  And

                           (iv)     if to Acquisition, to

                                    Aqua Acquisition Corporation
                                    762 West Lancaster Avenue
                                    Bryn Mawr, Pennsylvania  19010-3489

                                    Telecopier No.:  (610) 645-1061
                                    Telephone No.:  (610) 525-1400
                                    Attention:  Nicholas DeBenedictis
                                                  Chairman, President and
                                                  Chief Executive Officer

                                    with a copy to

                                    Reed Smith LLP
                                    2500 One Liberty Place
                                    1650 Market Street
                                    Philadelphia, Pennsylvania  19103-7301

                                    Telecopier No.:  (215) 851-1420
                                    Telephone No.:  (215) 851-8130
                                    Attention:  Peter J. Tucci, Esq.

     Section 10.6 Entire Agreement; No Third Party Beneficiaries. This Agreement, including the Schedules attached hereto, and the Confidentiality Agreement (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the Seller and the Buyer with respect to the subject matter hereof and thereof and (b) are not intended to confer any rights or remedies hereunder upon any Person other than the Parties hereto and thereto, Company Indemnified Parties to the extent set forth in
Section 7.4 and Buyer Indemnitees to the extent set forth in Article IV.


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

     Section 10.7 Severability. Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the Parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

     Section 10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflicts of law thereof.

     Section 10.9 Venue. EACH OF THE PARTIES HERETO (A) CONSENTS TO SUBMIT ITSELF TO THE EXCLUSIVE PERSONAL JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN AND FOR PITTSBURGH, PENNSYLVANIA OR PHILADELPHIA, PENNSYLVANIA IN THE EVENT ANY DISPUTE ARISES OUT OF THIS AGREEMENT, (B) AGREES THAT IT SHALL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (C) AGREES THAT IT SHALL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT SITTING IN AND FOR PITTSBURGH, PENNSYLVANIA OR PHILADELPHIA, PENNSYLVANIA.

     Section 10.10 Waiver of Jury Trial and Certain Damages. EACH PARTY TO THIS AGREEMENT WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (A) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND (B) ANY RIGHT IT MAY HAVE TO RECEIVE DAMAGES FROM THE OTHER PARTY BASED ON ANY THEORY OF LIABILITY FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL (INCLUDING LOST PROFITS) DAMAGES. The Parties agree that the aggregate liability of the Seller arising out of or relating to this Agreement or the transactions contemplated herein shall in no event exceed the Purchase Price.

     Section 10.11 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party hereto

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

(whether by operation of law or otherwise) without the prior written consent of the other Party; provided, however, that any Party may assign this Agreement, without the consent of the assigning Parties, to the assigning Party's successor as a result of a change in control of the assigning Party, a consolidation of the assigning Party with or into another entity, a sale of all or substantially all of the assets of the assigning Party, or a merger of the assigning Party with or into another entity, in any case whether or not the assigning Party is the surviving entity.

     Section 10.12 Interpretation. When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or Section of this Agreement, respectively, unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     Section 10.13 No Specific Enforcement. Except with respect to the obligations set forth in the last sentence of Section 7.1(a) and all of Sections 1.3(b), 1.4(b), 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12, 7.15, 7.16,
7.17, 7.18, 7.19, 9.2, 10.1, 10.4, 10.7, 10.8, 10.9, 10.10, 10.11, and Article
IV, the Parties agree that in the event of a breach of this Agreement, the Parties shall not be entitled to specific performance of the terms hereof.

     Section 10.14 Counterparts; Effect. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.



                        [SIGNATURES FOLLOW ON NEXT PAGE]



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                  IN WITNESS WHEREOF, each of the Seller, DQE, PSC and
Acquisition has caused this Agreement to be signed by a duly authorized officer as of the date first written above.


                                         AQUASOURCE, INC.


                                         By: /s/ Frank A. Hoffmann
                                            ----------------------------
                                         Name:  Frank A. Hoffmann
                                         Title: President


                                         DQE, INC.


                                         By: /s/ Frank A. Hoffmann
                                             -----------------------------
                                         Name:  Frank A. Hoffmann
                                         Title: Executive Vice President



                                         PHILADELPHIA SUBURBAN CORPORATION


                                         By: /s/ Nicholas DeBenedictus
                                            --------------------------------
                                         Name:  Nicholas DeBenedictis
                                         Title: Chairman, President and
                                               Chief Executive Officer


                                         AQUA ACQUISITION corporation


                                         By: /s/ Nicholas DeBenedictus
                                            --------------------------------
                                         Name:  Nicholas DeBenedictis
                                         Title: Chairman, President and
                                                Chief Executive Officer

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